UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-22050

Exact name of registrant as specified in charter:	Delaware Enhanced Global Dividend and
Income Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2015

Item 1. Reports to Stockholders

Delaware Enhanced Global Dividend

and Income Fund

Annual report

November 30, 2015

The figures in the annual report for Delaware Enhanced Global Dividend and Income Fund represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Closed-end fund

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services. For more information, including press releases, please visit delawareinvestments.com.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2015, and subject to change for events occurring after such date.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services are provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

© 2016 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware Enhanced Global Dividend and Income Fund

December 8, 2015

Performance preview (for the year ended November 30, 2015)

Delaware Enhanced Global Dividend and Income Fund @ market price	1-year return	–11.65%

Delaware Enhanced Global Dividend and Income Fund @ NAV	1-year return	–5.30%

Lipper Closed-end Global Funds Average @ market price	1-year return	–9.13%

Lipper Closed-end Global Funds Average @ NAV	1-year return	–4.69%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Enhanced Global Dividend and Income Fund, please see the table on page 3.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

For the fiscal year ended Nov. 30, 2015, Delaware Enhanced Global Dividend and Income Fund returned - 5.30% at net asset value (NAV) and -11.65% at market price (both figures reflect all distributions reinvested). Complete annualized performance for the Fund is shown in the table on page 3.

A challenging market backdrop

The Fund’s fiscal year was challenging for income-generating securities, due largely to uncertainty about the direction of the U.S. Federal Reserve. While most of the world’s central banks implemented policies designed to boost their struggling economies, the Fed signaled its eventual plans to raise its short-term benchmark interest rate, the federal funds rate. The market’s expectation for higher rates, as well as uncertainty about the timing of an increase, was an obstacle for various asset classes.

Continued turmoil in commodity markets, especially energy, was a second source of difficulty. Slower global economic growth, especially in China, cut into the demand for oil. With supply remaining high, the price of oil continued to drop sharply, taking energy stocks with it, along with many high yield bonds and convertible securities. The high yield bond market, as measured by the BofA Merrill Lynch U.S. High Yield Constrained Index, declined 3.5%, while convertible securities also fared relatively poorly.

Meanwhile, the S&P 500® Index, a proxy for the broad U.S. stock market, returned 2.7%, outperforming the -2.5% return turned in by international equities, as measured by the MSCI ACWI (All Country World Index) (net).

Performance effect from equities

To fulfill the Fund’s global and yield-oriented mandate, we maintained relatively large allocations to high yield debt and to international equities, with lesser but meaningful weightings in convertible securities and U.S. large-cap value stocks.

The Fund’s exposure to convertible securities and high yield bonds posed performance challenges during the fiscal year. Struggles in the energy sector disproportionately hurt both categories. In the international equity portion of the Fund, underweight allocations in the materials and financial sectors had favorable effects, while exposure to the consumer staples sector was a slight negative. On an individual basis, positions in strong-performing Japanese companies

Nippon Telegraph and Telephone, a telecommunications provider, and Nitori Holdings, a furniture retailer, added value. In contrast, the Fund’s results were hampered by exposure to Standard Chartered, a U.K.-based financial services company, and Mobile TeleSystems, a Russian telecommunications provider, each of which declined more than 35% for the 12-month period.

Within the U.S. large-cap value equity portion of the Fund, strong performance came from the industrials and consumer staples sectors. Among industrials, the Fund’s investment in defense contractor Raytheon was a notable contributor. Raytheon shares benefited from strong earnings and the company’s favorable revenue forecast.

In consumer staples, food products company Kraft Heinz was a particularly strong performer. Kraft and Heinz merged in July 2015, a transaction that caused the Fund’s prior stake in Kraft to rise sharply.

Not surprisingly, in light of the falling price of oil, energy holdings were particularly weak performers, especially Marathon Oil.

Of final note, the Fund’s use of leverage — a portfolio-management tool designed to obtain a higher return on our equity investments — detracted from performance in light of the stock market’s decline. Leverage has the effect of magnifying the impact of gains and losses and, accordingly, hurt Fund results in this fiscal year’s challenging market environment.

A defensive management stance

Throughout the fiscal year, we continued to emphasize globally oriented securities offering competitive yields and the potential for dividend growth. We made relatively few changes to the portfolio, although one notable change was to add a credit default swap as a hedge against struggles in the high yield bond market tied to weak energy pricing. We also employed other derivative securities,

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2015, and subject to change for events occurring after such date.

(continues)	1

Portfolio management review

Delaware Enhanced Global Dividend and Income Fund

including foreign currency exchange contracts and futures on the S&P 500, the latter of which we used tactically in an attempt to take advantage of periodic marketplace opportunities. Derivatives’ net effect on Fund performance was essentially neutral.

As of the end of the fiscal year, we remained cautious about the Fund’s energy allocation, as we did not anticipate quick resolution to the sector’s challenges. Even as yield-oriented securities have struggled, we remain committed to our mandate of seeking total return through income-generating securities, while managing that yield to avoid excess risk to limit the potential for loss.

Performance summary

Delaware Enhanced Global Dividend and Income Fund

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918.

Fund performance

Average annual total returns through November 30, 2015	1 year	5 years	Lifetime

At market price (inception date June 29, 2007)	–11.65%	+3.93%	+2.18%
At net asset value (inception date June 29, 2007)	–5.30%	+7.45%	+4.23%

Diversification may not protect against market risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

The Funds may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may experience portfolio turnover that approaches or exceeds 100%, which could result in higher transaction costs and tax liability.

If and when the Fund utilizes leverage, the Fund may not be permitted to declare dividends or other distributions with respect to its common shares or purchase its capital stock, unless the Fund meets certain asset coverage requirements.

To the extent the Fund engages in option overwriting, it may receive less total return in certain periods and in other periods greater total return from its option overwriting strategy.

The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading, and resultant dividends may not be qualified dividends eligible to individuals for reduced federal income tax rates.

Closed-end funds, unlike open-end funds, are not continuously offered. After being issued during a one-time-only public offering, shares of closed-end funds are sold in the open market through a securities exchange. Net asset value (NAV) is calculated by subtracting total liabilities by total assets, then dividing by the number of shares outstanding. At the time of sale, your shares may have a market price that is above or below NAV, and may be worth more or less than your original investment.

(continues)	3

Performance summary

Delaware Enhanced Global Dividend and Income Fund

The Fund may make distributions of ordinary income and capital gains at calendar year end. Those distributions temporarily cause extraordinarily high yields. There is no assurance that a Fund will repeat that yield in the future. Subsequent monthly distributions that do not include ordinary income or capital gains in the form of dividends will likely be lower.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Returns reflect the reinvestment of all distributions. Dividends and distributions, if any, are assumed, for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment policy. Shares of the Fund were initially offered with a sales charge of 4.50%. Performance since inception does not include the sales charge or any other brokerage commission for purchases made since inception. Past performance is not a guarantee of future results.

Fund basics

As of November 30, 2015

Fund objectives	Fund start date
The Fund’s primary investment objective is to seek current income. Capital appreciation is a secondary objective.	June 29, 2007

Total Fund net assets	NYSE symbol
$182 million	DEX

Number of holdings
725

Market price versus net asset value (see notes below)

November 30, 2014 through November 30, 2015

	Starting value (Nov. 30, 2014)	Ending value (Nov. 30, 2015)

Delaware Enhanced Global Dividend and Income Fund @ NAV	$13.19	$11.49

Delaware Enhanced Global Dividend and Income Fund @ market price	$11.96	$9.72

Past performance is not a guarantee of future results.

Performance of a $10,000 investment

Average annual total returns from June 29, 2007 (Fund’s inception) through November 30, 2015

	Starting value (June 29, 2007)	Ending value (Nov. 30, 2015)

Delaware Enhanced Global Dividend and Income Fund @ NAV	$10,000	$14,174

Delaware Enhanced Global Dividend and Income Fund @ market price	$10,000	$11,990
Lipper Closed-end Global Funds Average @ market price	$10,000	$11,445
Lipper Closed-end Global Funds Average @ NAV	$10,000	$10,617

The “Performance of a $10,000 investment” graph assumes $10,000 invested in the Fund on June 29, 2007, and includes the reinvestment of all distributions at market value. The graph assumes $10,000 invested in the Lipper Closed-end Global Funds Average at market price and at NAV. Performance of the Fund and the Lipper class at market value is based on market performance during the period. Performance of the Fund and Lipper class at NAV is based on the fluctuations in NAV during the period. Delaware Enhanced Global Dividend and Income Fund was

(continues)	5

Performance summary

Delaware Enhanced Global Dividend and Income Fund

initially offered with a sales charge of 4.50%. The Fund is currently traded on the secondary market without a sales load. Performance shown in both graphs above does not include fees, the initial sales charge, or any brokerage commissions for purchases. Investments in the Fund are not available at NAV.

The Lipper Closed-end Global Funds Average represents the average return of closed-end funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well (source: Lipper).

The BofA Merrill Lynch U.S. High Yield Constrained Index, mentioned on page 1, tracks the performance of U.S. dollar-denominated high yield corporate debt publicly issued in the U.S. domestic market, but caps individual issuer exposure at 2% of the benchmark. Qualifying securities must have, among other things, a below-investment-grade rating (based on an average of Moody’s, Standard & Poor’s, and Fitch), an investment grade issuing country (based on an average of Moody’s, Standard & Poor’s, and Fitch foreign currency long-term sovereign debt ratings), and maturities of one year or more.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

The MSCI ACWI Index, mentioned on page 1, is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance across developed and emerging markets worldwide. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market price is the price an investor would pay for shares of the Fund on the secondary market. NAV is the total value of one fund share, generally equal to a fund’s net assets divided by the number of shares outstanding.

Past performance is not a guarantee of future results.

Security type / sector and country allocations

Delaware Enhanced Global Dividend and Income Fund

As of November 30, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stock	73.01%
Consumer Discretionary	8.80%
Consumer Staples	7.24%
Diversified REITs	0.68%
Energy	5.83%
Financials	10.17%
Healthcare	9.66%
Healthcare REITs	0.18%
Hotel REITs	0.64%
Industrial REITs	0.50%
Industrials	8.38%
Information Technology	7.52%
Mall REITs	0.92%
Manufactured Housing REIT	0.11%
Materials	2.62%
Mixed REITs	0.15%
Mortgage REITs	0.32%
Multifamily REITs	0.57%
Office REITs	1.51%
Self-Storage REITs	0.16%
Shopping Center REITs	1.17%
Specialty REITs	0.17%
Telecommunications	4.42%
Utilities	1.29%
Convertible Preferred Stock	2.71%
Exchange-Traded Note	0.06%
Agency Collateralized Mortgage Obligations	0.04%
Agency Mortgage-Backed Securities	0.31%
Commercial Mortgage-Backed Securities	0.06%
Convertible Bonds	14.53%
Capital Goods	0.14%
Communications	1.72%
Consumer Cyclical	0.93%
Consumer Non-Cyclical	3.18%
Energy	0.36%
Financials	1.73%
Industrials	0.86%
Real Estate Investment Trusts	2.10%
Technology	3.51%

Security type / sector	Percentage of net assets
Corporate Bonds	42.67%
Automotive	0.42%
Banking	2.73%
Basic Industry	3.49%
Brokerage	0.01%
Capital Goods	2.99%
Communications	4.83%
Consumer Cyclical	3.71%
Consumer Non-Cyclical	3.65%
Electric	0.32%
Energy	4.42%
Financials	0.54%
Healthcare	4.19%
Insurance	0.73%
Media	4.38%
Natural Gas	0.00%
Real Estate Investment Trusts	0.58%
Services	2.08%
Technology	2.03%
Transportation	0.37%
Utilities	1.20%
Municipal Bond	0.15%
Non-Agency Asset-Backed Security	0.01%
Non-Agency Collateralized Mortgage Obligations	0.06%
Regional Bond	0.45%
Senior Secured Loans	2.83%
Sovereign Bonds	4.75%
U.S. Treasury Obligations	0.81%
Leveraged Non-Recourse Security	0.00%
Master Limited Partnership	0.19%
Preferred Stock	0.78%
Rights	0.05%
Warrant	0.00%
Short-Term Investments	2.06%
Total Value of Securities	145.53%
Borrowing Under Line of Credit	(46.09%)
Receivables and Other Assets Net of Liabilities	0.56%
Total Net Assets	100.00%

(continues)	7

Security type / sector and country allocations

Delaware Enhanced Global Dividend and Income Fund

Country*	Percentage of net assets
Australia	2.70%
Austria	0.29%
Barbados	0.27%
Belgium	0.03%
Bermuda	0.57%
Canada	4.01%
Cayman Islands	0.45%
Chile	0.11%
China/Hong Kong	2.96%
Colombia	0.27%
Denmark	0.90%
France	9.04%
Germany	3.04%
Indonesia	3.04%
Ireland	0.45%
Israel	1.96%
Italy	1.32%
Jamaica	0.88%
Japan	11.64%
Luxembourg	1.35%
Mexico	3.63%
Netherlands	3.08%
Norway	0.08%
Puerto Rico	0.26%
Republic of Korea	0.91%
Russia	0.38%
Singapore	0.03%
South Africa	0.53%
Spain	0.19%
Sweden	2.38%
Switzerland	2.98%
United Kingdom	6.87%
United States	76.71%
Uruguay	0.16%
Total	143.47%

*Allocation includes all investments except for short-term investments.

The percentage of net assets exceeds 100.00% because the Fund utilizes a line of credit with The Bank of New York Mellon, as described in Note 7 in “Notes to financial statements.” The Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives through the use of such techniques.

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

November 30, 2015

	Number of shares	Value (U.S. $)

Common Stock – 73.01%❖

Consumer Discretionary – 8.80%
Bayerische Motoren Werke	9,425	$1,028,660
Ford Motor	67,100	961,543
Kering	6,467	1,117,489
Mattel	31,800	790,548
Nitori Holdings	29,208	2,406,021
Publicis Groupe	10,955	691,229
Sumitomo Rubber Industries	96,400	1,301,570
Target	11,800	855,500
Techtronic Industries	378,500	1,535,274
Toyota Motor	46,605	2,899,017
Yue Yuen Industrial Holdings	677,000	2,457,913

		16,044,764

Consumer Staples – 7.24%
Archer-Daniels-Midland	12,500	456,125
Aryzta †	48,276	2,267,093
Carlsberg Class B	19,373	1,647,523
Coca-Cola Amatil	153,105	999,851
ConAgra Foods	13,300	544,369
Japan Tobacco	56,200	2,013,421
Kimberly-Clark	9,400	1,120,010
Kraft Heinz	14,500	1,068,505
Procter & Gamble	15,100	1,130,084
Reynolds American	15,464	715,210
Tesco	493,093	1,241,789

		13,203,980

Diversified REITs – 0.68%
Gramercy Property Trust	14,134	337,661
Investors Real Estate Trust	10,260	83,824
Lexington Realty Trust	29,584	254,127
Mapletree Logistics Trust	70,996	50,587
Orix JREIT	40	52,285
Stockland	70,059	202,667
Vornado Realty Trust	2,641	255,543

		1,236,694

Energy – 5.83%
Chevron	9,100	831,012
CNOOC	1,022,000	1,130,935
ConocoPhillips	14,900	805,345
Marathon Oil	31,300	548,063
Occidental Petroleum	8,200	619,838
Royal Dutch Shell ADR	21,300	1,063,722
Saipem †	70,685	610,901
Spectra Energy	25,500	668,100
Subsea 7 †	15,845	126,079
Suncor Energy	44,300	1,224,105
TOTAL	25,785	1,280,428

	Number of shares	Value (U.S. $)

Common Stock❖ (continued)

Energy (continued)
TOTAL ADR	23,700	$1,171,965
Williams	14,900	544,744

		10,625,237

Financials – 10.17%
Ashford †	632	39,077
AXA	126,262	3,416,428
Bank Rakyat Indonesia Persero	1,529,200	1,190,974
BB&T	29,800	1,150,876
Gallagher (Arthur J.)	25,300	1,106,875
ING Groep CVA	133,934	1,838,896
Mitsubishi UFJ Financial Group	503,128	3,228,979
Nordea Bank	189,897	2,104,378
Nordea Bank FDR	44,954	500,134
Solar Capital	8,309	151,224
Standard Chartered	157,136	1,318,771
UniCredit	226,766	1,330,920
Wells Fargo	21,100	1,162,610

		18,540,142

Healthcare – 9.66%
AbbVie	21,400	1,244,410
AstraZeneca ADR	33,200	1,130,460
Bristol-Myers Squibb	8,800	589,688
Johnson & Johnson	13,400	1,356,616
Merck	24,500	1,298,745
Novartis	32,103	2,743,486
Pfizer	38,460	1,260,334
Sanofi	29,902	2,665,814
STADA Arzneimittel	45,831	1,749,998
Teva Pharmaceutical Industries ADR	56,800	3,574,424

		17,613,975

Healthcare REITs – 0.18%
Healthcare Trust of America Class A	7,610	198,697
Omega Healthcare Investors	917	31,581
Welltower	1,589	100,409

		330,687

Hotel REITs – 0.64%
Ashford Hospitality Prime	14,889	211,424
Ashford Hospitality Trust	61,800	434,454
Host Hotels & Resorts	5,587	92,744
Pebblebrook Hotel Trust	3,985	126,922
Strategic Hotels & Resorts †	12,516	177,227

(continues)	9

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Number of shares	Value (U.S. $)

Common Stock❖ (continued)

Hotel REITs (continued)
Summit Hotel Properties	9,300	$123,969

		1,166,740

Industrial REITs – 0.50%
Goodman Group	49,447	218,852
Prologis Property Mexico †	294,100	478,813
Terreno Realty	9,357	211,936

		909,601

Industrials – 8.38%
Deutsche Post	64,906	1,897,167
East Japan Railway	25,361	2,394,044
ITOCHU	193,502	2,361,103
Koninklijke Philips	66,528	1,819,109
Meggitt	164,861	962,712
Raytheon	9,800	1,215,494
Rexel	49,624	679,758
Vinci	33,573	2,183,629
Waste Management	21,600	1,161,432
WestJet Airlines @	37,443	595,544

		15,269,992

Information Technology – 7.52%
CA	53,000	1,489,830
Canon ADR	25,100	758,522
CGI Group Class A †	65,740	2,861,664
Cisco Systems	45,900	1,250,775
Intel	38,900	1,352,553
Playtech	114,987	1,400,269
Samsung Electronics	1,491	1,650,411
Teleperformance	28,797	2,393,876
Xerox	52,600	554,930

		13,712,830

Mall REITs – 0.92%
General Growth Properties	17,659	449,775
Pennsylvania Real Estate Investment Trust	8,500	183,260
Simon Property Group	5,605	1,043,875

		1,676,910

Manufactured Housing REIT – 0.11%
Equity LifeStyle Properties	3,156	196,871

		196,871

Materials – 2.62%
Alamos Gold	74,588	226,769
Dow Chemical	13,100	682,903
EI du Pont de Nemours	10,500	707,070
Rexam	200,319	1,748,470
Rio Tinto	30,321	1,008,611

	Number of shares	Value (U.S. $)

Common Stock❖ (continued)

Materials (continued)
Tarkett	6,400	$186,629
Yamana Gold	99,266	209,623

		4,770,075

Mixed REITs – 0.15%
Duke Realty	11,447	232,946
PS Business Parks	400	35,368

		268,314

Mortgage REITs – 0.32%
Colony Capital	7,380	150,995
Starwood Property Trust	20,900	424,897

		575,892

Multifamily REITs – 0.57%
ADO Properties 144A #†	14,847	384,322
Apartment Investment & Management	1,758	66,997
Equity Residential	2,480	197,954
Essex Property Trust	355	81,930
Gecina	893	107,842
Post Properties	2,620	154,475
Vonovia	1,305	40,447

		1,033,967

Office REITs – 1.51%
alstria office REIT †	33,657	445,037
Brandywine Realty Trust	21,686	298,399
Champion REIT	125,000	63,680
Easterly Government Properties	38,559	688,664
Equity Commonwealth †	11,822	326,524
Hudson Pacific Properties	3,742	107,283
Intervest Offices & Warehouses	2,500	60,923
Kenedix Office Investment	50	220,155
Paramount Group	8,608	158,215
Parkway Properties	10,442	178,349
SL Green Realty	1,809	213,607

		2,760,836

Self-Storage REITs – 0.16%
Extra Space Storage	2,646	221,603
Jernigan Capital	4,000	63,720

		285,323

Shopping Center REITs – 1.17%
Charter Hall Retail REIT	71,117	209,327
DDR	9,513	162,197
First Capital Realty	2,922	42,865
Kimco Realty	12,857	335,439
Kite Realty Group Trust	12,316	331,424

	Number of shares	Value (U.S. $)

Common Stock❖ (continued)

Shopping Center REITs (continued)
Klepierre	2,006	$91,051
Link REIT	33,000	200,676
Ramco-Gershenson Properties Trust	19,634	331,226
Scentre Group	40,548	117,297
Urban Edge Properties	1,320	31,667
Westfield	16,989	117,950
Wheeler Real Estate Investment Trust @	81,653	151,875

		2,122,994

Specialty REITs – 0.17%
American Residential Properties	9,627	168,376
EPR Properties	2,626	147,161

		315,537

Telecommunications – 4.42%
AT&T	38,200	1,286,194
Century Communications =†	125,000	0
Mobile TeleSystems ADR	98,400	693,720
Nippon Telegraph & Telephone	83,202	3,085,561
NTT DOCOMO ADR	26,000	494,520
Tele2 Class B	170,047	1,731,354
Verizon Communications	16,800	763,560

		8,054,909

Utilities – 1.29%
American Water Works	800	46,208
Edison International	9,100	540,176
National Grid	75,866	1,057,906
National Grid ADR	10,100	701,445

		2,345,735

Total Common Stock (cost $127,196,066)		133,062,005

Convertible Preferred Stock – 2.71%

Chesapeake Energy 5.75% exercise price $26.10, expiration date 12/31/49	240	66,000
Crown Castle International 4.50% exercise price $87.58, expiration date 11/1/16	8,000	853,040
El Paso Energy Capital Trust I 4.75% exercise price $50.00, expiration date 3/31/28 @	1,950	89,271

	Number of shares	Value (U.S. $)

Convertible Preferred Stock (continued)

Exelon 6.50% exercise price $43.75, expiration date 6/1/17	12,500	$499,500
Halcon Resources 5.75% exercise price $6.16, expiration date 12/31/49 @	397	44,663
Huntington Bancshares 8.50% exercise price $11.95, expiration date 12/31/49 @	510	688,500
Intelsat 5.75% exercise price $22.05, expiration date 5/1/16 @	22,863	314,138
Laclede Group 6.75% exercise price $57.81, expiration date 4/1/17	4,379	242,290
Maiden Holdings 7.25% exercise price $15.22, expiration date 9/15/16	13,476	722,179
Wells Fargo 7.50% exercise price $156.71, expiration date 12/31/49	695	811,413
Weyerhaeuser 6.375% exercise price $32.82, expiration date 7/1/16	11,489	608,802

Total Convertible Preferred Stock (cost $6,063,715)		4,939,796

Exchange-Traded Note – 0.06%

iPATH S&P 500 VIX Short-Term Futures ETN †	6,250	117,375

Total Exchange-Traded Note (cost $1,178,000)		117,375

	Principal amount°

Agency Collateralized Mortgage Obligations – 0.04%

Fannie Mae REMICs Series 2001-50 BA 7.00% 10/25/41	59,467	68,452
Freddie Mac REMICs Series 2557 WE 5.00% 1/15/18	10,659	10,989

Total Agency Collateralized Mortgage Obligations (cost $71,351)		79,441

(continues)	11

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities – 0.31%

Fannie Mae ARM
2.172% 3/1/38 ●	7,966	$8,393
2.269% 4/1/36 ●	19,826	21,031
2.352% 4/1/36 ●	5,698	6,077
2.417% 5/1/43 ●	4,116	4,171
2.423% 10/1/36 ●	5,615	5,939
2.476% 11/1/35 ●	4,082	4,341
2.553% 6/1/43 ●	1,746	1,777
2.574% 10/1/36 ●	7,805	8,259
3.277% 9/1/43 ●	3,919	4,057
Fannie Mae S.F. 15 yr
4.00% 11/1/25	65,575	69,634
5.50% 1/1/23	9,026	9,702
Fannie Mae S.F. 20 yr
4.00% 2/1/31	2,691	2,886
5.50% 12/1/29	598	667
Fannie Mae S.F. 30 yr
4.00% 11/1/40	1,453	1,545
4.50% 7/1/36	1,460	1,583
5.50% 7/1/40	3,728	4,204
6.50% 6/1/36	7,440	8,527
6.50% 10/1/36	7,290	8,728
Freddie Mac ARM
2.405% 10/1/36 ●	8,542	9,059
2.479% 7/1/36 ●	4,171	4,430
Freddie Mac S.F. 15 yr
4.00% 5/1/25	530	564
5.00% 6/1/18	2,240	2,317
5.00% 12/1/22	11,773	12,181
Freddie Mac S.F. 30 yr
5.00% 1/1/34	170,796	190,544
6.00% 2/1/36	798	912
7.00% 11/1/33	17,280	20,634
9.00% 9/1/30	31,053	33,169
FREMF Mortgage Trust
Series 2011-K10 B 144A 4.79% 11/25/49 #●	10,000	10,607
Series 2011-K15 B 144A 5.116% 8/25/44 #●	10,000	10,990
Series 2012-K22 B 144A 3.812% 8/25/45 #●	10,000	9,991
GNMA I S.F. 30 yr
7.50% 12/15/23	36,090	41,275
GNMA II S.F. 30 yr
6.00% 11/20/28	33,285	37,592

Total Agency Mortgage-Backed Securities (cost $509,184)		555,786

	Principal amount°	Value (U.S. $)

Commercial Mortgage-Backed Securities – 0.06%

Banc of America Commercial Mortgage Trust
Series 2006-1 AM 5.421% 9/10/45 ●	10,000	$9,998
Series 2007-4 AM 6.002% 2/10/51 ●	35,000	37,018
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-LDP8 AM 5.44% 5/15/45	35,000	35,744
LB-UBS Commercial Mortgage Trust
Series 2006-C6 AJ 5.452% 9/15/39 ●	10,000	10,227
Series 2006-C6 AM 5.413% 9/15/39	20,000	20,551

Total Commercial Mortgage-Backed Securities (cost $119,549)		113,538

Convertible Bonds – 14.53%

Capital Goods – 0.14%
Abengoa 144A 5.125% exercise price $37.29, expiration date 2/23/17 #@	800,000	141,000
Titan Machinery 3.75% exercise price $43.17, expiration date 4/30/19 @	156,000	113,003

		254,003

Communications – 1.72%
Alaska Communications Systems Group 6.25% exercise price $10.28, expiration date 4/27/18 @	1,164,000	1,174,185
Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 11/30/40 #@	1,084,000	1,101,615
Liberty Interactive 144A 1.00% exercise price $64.26, expiration date 9/28/43 #	975,000	851,906

		3,127,706

Consumer Cyclical – 0.93%
Huron Consulting Group 1.25% exercise price $79.89, expiration date 9/27/19	565,000	570,297

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

Consumer Cyclical (continued)
Meritor 4.00% exercise price $26.73, expiration date 2/12/27 f	1,149,000	$1,133,919

		1,704,216

Consumer Non-Cyclical – 3.18%
BioMarin Pharmaceutical 1.50% exercise price $94.15, expiration date 10/13/20	281,000	359,153
HealthSouth 2.00% exercise price $38.08, expiration date 11/30/43	646,000	707,370
Hologic
0.00% exercise price $38.59, expiration date 12/15/43 †f	607,000	785,306
2.00% exercise price $31.17, expiration date 2/27/42 f	597,000	830,949
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	790,000	1,060,081
Spectrum Pharmaceuticals 2.75% exercise price $10.53, expiration date 12/13/18 @	922,000	805,021
Vector Group
1.75% exercise price $24.64, expiration date 4/15/20 ●	838,000	993,030
2.50% exercise price $15.98, expiration date 1/14/19 ●	157,000	255,166

		5,796,076

Energy – 0.36%
Chesapeake Energy 2.50% exercise price $47.55, expiration date 5/15/37	349,000	225,105
Helix Energy Solutions Group 3.25% exercise price $25.02, expiration date 3/12/32	501,000	422,406

		647,511

Financials – 1.73%
Ares Capital 5.75% exercise price $18.36, expiration date 2/1/16	718,000	722,487

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

Financials (continued)
BGC Partners 4.50% exercise price $9.84, expiration date 7/13/16	872,000	$926,500
GAIN Capital Holdings 4.125% exercise price $12.00, expiration date 11/30/18 @	824,000	836,875
New Mountain Finance 5.00% exercise price $15.93, expiration date 6/14/19 @	666,000	670,995

		3,156,857

Industrials – 0.86%
Chart Industries 2.00% exercise price $69.03, expiration date 7/30/18 @	962,000	851,971
General Cable 4.50% exercise price $33.38, expiration date 11/15/29 @f	1,058,000	716,134

		1,568,105

Real Estate Investment Trusts – 2.10%
Blackstone Mortgage Trust 5.25% exercise price $28.66, expiration date 12/1/18	1,069,000	1,134,476
Campus Crest Communities Operating Partnership 144A 4.75% exercise price $12.56, expiration date 10/11/18 #@	877,000	875,904
Spirit Realty Capital 3.75% exercise price $13.10, expiration date 5/13/21 @	956,000	902,827
VEREIT 3.75% exercise price $14.99, expiration date 12/14/20 @	980,000	909,567

		3,822,774

Technology – 3.51%
Blucora 4.25% exercise price $21.66, expiration date 3/29/19	416,000	360,360
Cardtronics 1.00% exercise price $52.35, expiration date 11/27/20	1,096,000	1,083,670
Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18 #	683,000	964,311

(continues)	13

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal amount°		Value (U.S. $)

Convertible Bonds (continued)

Technology (continued)
Electronics For Imaging 0.75% exercise price $52.72, expiration date 8/29/19		631,000	$696,861
Intel 3.25% exercise price $21.47, expiration date 8/1/39		401,000	672,429
j2 Global 3.25% exercise price $69.37, expiration date 6/14/29		789,000	1,028,166
Nuance Communications 2.75% exercise price $32.30, expiration date 11/1/31		712,000	729,355
PROS Holdings 144A 2.00% exercise price $33.79, expiration date 11/27/19 #		852,000	861,585

			6,396,737

Total Convertible Bonds (cost $26,040,231)			26,473,985

Corporate Bonds – 42.67%

Automotive – 0.42%
Gates Global 144A 6.00% 7/15/22 #		480,000	355,200
Goodyear Tire & Rubber 5.125% 11/15/23		180,000	184,320
Meritor 6.75% 6/15/21		225,000	219,656

			759,176

Banking – 2.73%
Australia & New Zealand Banking Group 4.935% 6/20/22 ●	AUD	1,799,000	1,333,628
Bank of America 3.95% 4/21/25		10,000	9,897
BB&T 2.45% 1/15/20		35,000	35,334
Citizens Financial Group 4.30% 12/3/25		5,000	4,995
City National 5.25% 9/15/20		5,000	5,597
Credit Suisse Group 144A 7.50% 12/29/49 #●		400,000	422,559
ING Groep 6.50% 12/29/49 ●		285,000	280,725
JPMorgan Chase
4.25% 10/1/27		15,000	15,137
6.75% 1/29/49 ●		410,000	444,747
Lloyds Banking Group 7.50% 4/30/49 ●		445,000	479,933

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
Morgan Stanley
3.95% 4/23/27	5,000	$4,898
4.00% 7/23/25	65,000	67,570
PNC Funding 5.625% 2/1/17	35,000	36,584
Popular 7.00% 7/1/19	485,000	478,816
Royal Bank of Scotland Group 8.00% 12/29/49 ●	410,000	433,575
Santander Holdings USA 4.625% 4/19/16	10,000	10,136
Santander Issuances 5.179% 11/19/25	200,000	201,208
Santander UK Group Holdings 2.875% 10/16/20	15,000	15,015
Societe Generale 144A 8.00% 9/29/49 #●	220,000	224,504
State Street
2.55% 8/18/20	5,000	5,060
3.10% 5/15/23	5,000	4,975
3.55% 8/18/25	5,000	5,161
SunTrust Banks 2.35% 11/1/18	10,000	10,072
US Bancorp 5.125% 12/29/49 ●	360,000	362,430
USB Capital IX 3.50% 10/29/49 @●	80,000	63,800
Wells Fargo
2.55% 12/7/20	10,000	9,989
4.30% 7/22/27	10,000	10,310
Zions Bancorporation 4.50% 6/13/23	5,000	5,168

		4,981,823

Basic Industry – 3.49%
AK Steel
7.625% 5/15/20	296,000	125,800
7.625% 10/1/21	205,000	84,050
ArcelorMittal
6.125% 6/1/25	110,000	86,905
6.50% 3/1/21	230,000	201,825
10.85% 6/1/19	15,000	15,975
BHP Billiton Finance USA 144A 6.25% 10/19/75 #●	330,000	333,300
Builders FirstSource
144A 7.625% 6/1/21 #	430,000	457,950
144A 10.75% 8/15/23 #	480,000	494,400
CF Industries 6.875% 5/1/18	25,000	27,455
Chemours
144A 6.625% 5/15/23 #	130,000	98,150
144A 7.00% 5/15/25 #	318,000	238,500

14

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Basic Industry (continued)
CPG Merger Sub 144A 8.00% 10/1/21 #@	325,000	$323,375
Dow Chemical 8.55% 5/15/19	34,000	40,672
FMG Resources August 2006 Pty 144A 9.75% 3/1/22 #	245,000	237,037
Georgia-Pacific 8.00% 1/15/24	20,000	25,576
Hexion
6.625% 4/15/20	195,000	142,350
10.00% 4/15/20	130,000	104,975
International Paper 3.80% 1/15/26	5,000	4,969
INVISTA Finance 144A 4.25% 10/15/19 #	10,000	9,825
Joseph T Ryerson & Son
9.00% 10/15/17	315,000	266,137
11.25% 10/15/18 @	109,000	91,015
Kissner Milling 144A 7.25% 6/1/19 #@	200,000	201,000
Lundin Mining 144A 7.875% 11/1/22 #	355,000	339,025
LyondellBasell Industries 4.625% 2/26/55	5,000	4,281
Methanex 4.25% 12/1/24	10,000	8,943
NCI Building Systems 144A 8.25% 1/15/23 #	220,000	233,200
New Gold
144A 6.25% 11/15/22 #	326,000	279,137
144A 7.00% 4/15/20 #	150,000	140,063
Norbord 144A 6.25% 4/15/23 #	165,000	165,413
PPG Industries 2.30% 11/15/19	5,000	4,970
Rayonier AM Products 144A 5.50% 6/1/24 #	550,000	408,375
Steel Dynamics 5.50% 10/1/24	350,000	335,125
Summit Materials
144A 6.125% 7/15/23 #	225,000	225,563
6.125% 7/15/23	195,000	195,487
TPC Group 144A 8.75% 12/15/20 #	400,000	280,000
Tronox Finance 144A 7.50% 3/15/22 #	70,000	46,725
Wise Metals Intermediate Holdings 144A PIK 9.75% 6/15/19 #@T	115,000	83,806

		6,361,354

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Brokerage – 0.01%
Jefferies Group
5.125% 1/20/23	10,000	$10,101
6.45% 6/8/27	5,000	5,306
6.50% 1/20/43	5,000	4,871
Lazard Group 6.85% 6/15/17	6,000	6,402

		26,680

Capital Goods – 2.99%
Ardagh Packaging Finance 144A 6.00% 6/30/21 #	400,000	396,000
Ball 5.25% 7/1/25	55,000	55,619
Berry Plastics 144A 6.00% 10/15/22 #	305,000	316,437
BWAY Holding 144A 9.125% 8/15/21 #	513,000	486,067
Cemex
144A 5.70% 1/11/25 #	1,000,000	882,500
144A 7.25% 1/15/21 #	480,000	484,800
Crane 4.45% 12/15/23	10,000	10,310
Fortune Brands Home & Security 3.00% 6/15/20	5,000	5,026
Gardner Denver 144A 6.875% 8/15/21 #	729,000	599,603
KLX 144A 5.875% 12/1/22 #	380,000	369,313
Lockheed Martin 3.55% 1/15/26	5,000	5,052
Milacron 144A 7.75% 2/15/21 #	95,000	95,000
Plastipak Holdings 144A 6.50% 10/1/21 #	405,000	397,913
Reynolds Group Issuer 8.25% 2/15/21	210,000	211,575
Signode Industrial Group 144A 6.375% 5/1/22 #	360,000	331,200
StandardAero Aviation Holdings 144A 10.00% 7/15/23 #	400,000	402,000
TransDigm
6.00% 7/15/22	125,000	123,437
6.50% 7/15/24	275,000	272,250

		5,444,102

Communications – 4.83%
21st Century Fox America
144A 3.70% 10/15/25 #	5,000	5,031
144A 4.95% 10/15/45 #	5,000	5,081
American Tower Trust I 144A 3.07% 3/15/23 #	20,000	19,567

(continues)	15

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Communications (continued)
AT&T
4.50% 5/15/35	5,000	$4,707
4.75% 5/15/46	10,000	9,404
CBS 4.00% 1/15/26	10,000	9,946
CC Holdings GS V 3.849% 4/15/23	5,000	4,954
CCO Safari II 144A 4.908% 7/23/25 #	15,000	15,251
CenturyLink
5.80% 3/15/22	210,000	195,563
6.75% 12/1/23	440,000	419,386
Cogent Communications Finance 144A 5.625% 4/15/21 #@	320,000	300,800
Cogent Communications Group 144A 5.375% 3/1/22 #	125,000	122,813
Crown Castle Towers 144A 4.883% 8/15/20 #	30,000	32,375
Digicel 144A 6.75% 3/1/23 #	355,000	314,956
Digicel Group
144A 7.125% 4/1/22 #	1,250,000	1,013,387
144A 8.25% 9/30/20 #	675,000	589,781
Frontier Communications
144A 10.50% 9/15/22 #	165,000	163,969
144A 11.00% 9/15/25 #	355,000	348,787
Historic TW 6.875% 6/15/18	25,000	28,088
Hughes Satellite Systems 7.625% 6/15/21	280,000	303,128
Intelsat Jackson Holdings
5.50% 8/1/23	277,000	207,750
7.25% 4/1/19	90,000	79,031
7.50% 4/1/21	80,000	66,800
Intelsat Luxembourg
6.75% 6/1/18	285,000	188,100
7.75% 6/1/21	50,000	19,750
8.125% 6/1/23	413,000	156,940
Level 3 Communications 5.75% 12/1/22	370,000	374,625
Level 3 Financing 144A 5.375% 5/1/25 #	460,000	458,850
Sable International Finance 144A 6.875% 8/1/22 #	290,000	292,900
Scripps Networks Interactive 3.95% 6/15/25	5,000	4,806
SES 144A 3.60% 4/4/23 #	10,000	9,872
SES GLOBAL Americas Holdings 144A 5.30% 3/25/44 #	15,000	14,498

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Communications (continued)
Sprint
7.125% 6/15/24	1,015,000	$781,550
7.25% 9/15/21	220,000	178,750
7.875% 9/15/23	140,000	113,050
Sprint Capital 6.90% 5/1/19	115,000	102,637
T-Mobile USA
6.00% 3/1/23	195,000	196,463
6.375% 3/1/25	85,000	85,000
6.50% 1/15/26	110,000	110,137
Verizon Communications
4.40% 11/1/34	5,000	4,750
4.862% 8/21/46	10,000	9,759
Virgin Media Secured Finance 144A 5.25% 1/15/26 #	410,000	402,825
Wind Acquisition Finance 144A 7.375% 4/23/21 #	365,000	353,137
Zayo Group 144A 6.00% 4/1/23 #	700,000	675,500

		8,794,454

Consumer Cyclical – 3.71%
American Builders & Contractors Supply 144A 5.75% 12/15/23 #	215,000	218,494
American Tire Distributors 144A 10.25% 3/1/22 #	415,000	409,813
AutoNation 4.50% 10/1/25	5,000	5,122
Beacon Roofing Supply 144A 6.375% 10/1/23 #	160,000	167,600
Boyd Gaming 6.875% 5/15/23	325,000	341,656
Caesars Growth Properties Holdings 9.375% 5/1/22	145,000	120,350
Caleres 6.25% 8/15/23	285,000	283,575
Delphi Automotive 3.15% 11/19/20	5,000	5,021
General Motors Financial
3.45% 4/10/22	10,000	9,673
4.00% 1/15/25	5,000	4,835
4.375% 9/25/21	5,000	5,109
Harman International Industries 4.15% 5/15/25	5,000	4,858
Home Depot 3.35% 9/15/25	5,000	5,109
Hyundai Capital America 144A 2.55% 2/6/19 #	10,000	9,961
L Brands 144A 6.875% 11/1/35 #	415,000	426,931
Landry’s 144A 9.375% 5/1/20 #	785,000	837,006
Lowe’s 3.375% 9/15/25	5,000	5,075

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
M/I Homes 144A 6.75% 1/15/21 #	180,000	$180,900
Marriott International 3.375% 10/15/20	5,000	5,118
MGM Resorts International 6.00% 3/15/23	595,000	590,909
Midas Intermediate Holdco II 144A 7.875% 10/1/22 #	285,000	277,875
Mohegan Tribal Gaming Authority
144A 9.75% 9/1/21 #	215,000	221,450
9.75% 9/1/21	170,000	175,100
Neiman Marcus Group 144A PIK 8.75% 10/15/21 #T	595,000	532,525
Party City Holdings 144A 6.125% 8/15/23 #	130,000	124,475
QVC
4.375% 3/15/23	15,000	14,352
5.45% 8/15/34	10,000	8,745
Rite Aid 144A 6.125% 4/1/23 #	450,000	478,687
Sabre GLBL 144A 5.25% 11/15/23 #	115,000	113,850
Sally Holdings 5.625% 12/1/25	390,000	397,313
Signet UK Finance 4.70% 6/15/24	10,000	9,963
Starbucks 2.70% 6/15/22	5,000	5,048
Starwood Hotels & Resorts Worldwide 3.75% 3/15/25 @	5,000	4,922
Target 2.30% 6/26/19	5,000	5,096
Tempur Sealy International 144A 5.625% 10/15/23 #	290,000	296,525
Toyota Motor Credit 2.80% 7/13/22	5,000	5,010
Univar USA 144A 6.75% 7/15/23 #	165,000	159,844
Wynn Las Vegas 144A 5.50% 3/1/25 #	325,000	292,094

		6,759,989

Consumer Non-Cyclical – 3.65%
AstraZeneca
2.375% 11/16/20	5,000	4,998
3.375% 11/16/25	5,000	5,023
Becton Dickinson
3.734% 12/15/24	5,000	5,100
6.375% 8/1/19	10,000	11,336

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
Boston Scientific 6.00% 1/15/20	15,000	$16,756
Campbell Soup 3.30% 3/19/25	10,000	9,961
Celgene 3.875% 8/15/25	5,000	4,990
Constellation Brands 4.75% 12/1/25	110,000	111,650
Cott Beverages
5.375% 7/1/22	125,000	121,875
6.75% 1/1/20	150,000	156,000
Covidien International Finance 4.20% 6/15/20	20,000	21,599
EMD Finance 144A 2.95% 3/19/22 #	5,000	4,828
ExamWorks Group 5.625% 4/15/23	405,000	404,494
Express Scripts Holding
2.25% 6/15/19	5,000	4,980
3.50% 6/15/24	5,000	4,996
JBS Investments
144A 7.25% 4/3/24 #	200,000	201,000
144A 7.75% 10/28/20 #	315,000	327,600
JBS USA 144A 5.75% 6/15/25 #	1,530,000	1,466,505
Kronos Acquisition Holdings 144A 9.00% 8/15/23 #	450,000	424,125
PepsiCo 4.45% 4/14/46	5,000	5,159
Post Holdings
7.375% 2/15/22	265,000	276,843
144A 7.75% 3/15/24 #	320,000	332,800
Prestige Brands 144A 5.375% 12/15/21 #	270,000	261,900
Reynolds American
3.25% 6/12/20	5,000	5,127
4.00% 6/12/22	5,000	5,207
Spectrum Brands
144A 6.125% 12/15/24 #	500,000	523,750
6.625% 11/15/22	265,000	284,213
St. Jude Medical 2.80% 9/15/20	5,000	5,015
Sterigenics-Nordion Holdings 144A 6.50% 5/15/23 #	430,000	431,613
Stryker 3.375% 11/1/25	5,000	5,006
SUPERVALU 7.75% 11/15/22	470,000	439,450
Valeant Pharmaceuticals International
144A 5.875% 5/15/23 #	95,000	82,650
144A 6.125% 4/15/25 #	300,000	260,250
144A 6.75% 8/15/18 #	195,000	191,100

(continues)	17

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
Visant 10.00% 10/1/17	175,000	$179,769
Zimmer Biomet Holdings 4.625% 11/30/19	30,000	32,227
Zoetis 3.25% 2/1/23	20,000	19,152

		6,649,047

Electric – 0.32%
Ameren Illinois
3.25% 3/1/25	5,000	5,050
9.75% 11/15/18	45,000	54,581
American Transmission Systems 144A 5.25% 1/15/22 #	15,000	16,427
Berkshire Hathaway Energy 3.75% 11/15/23	10,000	10,328
Cleveland Electric Illuminating 5.50% 8/15/24	15,000	17,034
CMS Energy 6.25% 2/1/20	5,000	5,698
Commonwealth Edison 5.80% 3/15/18	5,000	5,454
DPL 6.75% 10/1/19	215,000	219,837
DTE Energy 144A 3.30% 6/15/22 #	5,000	5,051
Duke Energy 3.75% 4/15/24	5,000	5,093
Electricite de France 144A 4.60% 1/27/20 #	15,000	16,265
Entergy Louisiana 4.05% 9/1/23	15,000	15,652
Exelon 3.95% 6/15/25	10,000	10,151
Great Plains Energy 4.85% 6/1/21	5,000	5,405
Integrys Holding 6.11% 12/1/66 @●	15,000	12,115
Interstate Power & Light 3.40% 8/15/25	5,000	5,059
IPALCO Enterprises 5.00% 5/1/18	10,000	10,525
ITC Holdings 3.65% 6/15/24	5,000	4,977
Kansas City Power & Light 3.65% 8/15/25	10,000	10,105
LG&E & KU Energy 4.375% 10/1/21	20,000	21,515
National Rural Utilities Cooperative Finance
2.85% 1/27/25	5,000	4,863
4.75% 4/30/43 ●	10,000	9,925
NextEra Energy Capital Holdings
2.40% 9/15/19	10,000	9,909
3.625% 6/15/23	5,000	5,016

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Electric (continued)
NV Energy 6.25% 11/15/20	5,000	$5,721
Pennsylvania Electric 5.20% 4/1/20	10,000	10,725
PPL Electric Utilities 3.00% 9/15/21	10,000	10,217
Public Service of New Hampshire 3.50% 11/1/23	5,000	5,175
Public Service of Oklahoma 5.15% 12/1/19	30,000	32,955
Puget Energy 6.00% 9/1/21	5,000	5,688
SCANA 4.125% 2/1/22	10,000	9,904
Westar Energy 3.25% 12/1/25	5,000	5,035
Xcel Energy 3.30% 6/1/25	10,000	9,764

		581,219

Energy – 4.42%
AmeriGas Finance 7.00% 5/20/22	185,000	191,475
Archrock Partners 6.00% 4/1/21	210,000	182,700
Calumet Specialty Products Partners 7.625% 1/15/22	570,000	541,500
Chesapeake Energy
4.875% 4/15/22	300,000	128,437
5.75% 3/15/23	125,000	53,750
6.125% 2/15/21	110,000	47,300
6.50% 8/15/17	10,000	7,025
6.625% 8/15/20	85,000	40,587
7.25% 12/15/18	40,000	23,975
Chevron 3.326% 11/17/25	5,000	5,086
CSI Compressco 7.25% 8/15/22	300,000	242,813
Dominion Gas Holdings
3.60% 12/15/24	5,000	4,965
4.60% 12/15/44	5,000	4,742
Ecopetrol 5.875% 5/28/45	615,000	485,850
Enbridge Energy Partners 8.05% 10/1/37 ●	25,000	22,316
Energy Transfer Equity 5.875% 1/15/24	303,000	281,790
Energy Transfer Partners 9.70% 3/15/19	7,000	8,150
EnLink Midstream Partners
4.15% 6/1/25	15,000	13,278
5.05% 4/1/45	5,000	3,881
Ensco 4.70% 3/15/21	5,000	4,375
Enterprise Products Operating 7.034% 1/15/68 ●	5,000	5,269

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Energy (continued)
EP Energy 6.375% 6/15/23	285,000	$219,450
Genesis Energy
5.75% 2/15/21	360,000	329,400
6.00% 5/15/23	65,000	57,363
6.75% 8/1/22	155,000	144,925
Gulfstream Natural Gas System 144A 4.60% 9/15/25 #	5,000	4,958
Kinder Morgan Energy Partners 9.00% 2/1/19	20,000	22,083
Laredo Petroleum
5.625% 1/15/22	330,000	310,200
7.375% 5/1/22	120,000	117,600
MarkWest Energy Partners
4.875% 12/1/24	210,000	187,294
5.50% 2/15/23	180,000	171,000
Murphy Oil USA 6.00% 8/15/23	400,000	423,000
Noble Energy 5.05% 11/15/44	5,000	4,536
Northern Oil & Gas 8.00% 6/1/20	355,000	282,225
NuStar Logistics 6.75% 2/1/21	360,000	365,400
Oasis Petroleum 6.875% 3/15/22	500,000	431,250
PDC Energy 7.75% 10/15/22	245,000	248,675
Petroleos Mexicanos
5.50% 6/27/44	512,000	424,960
6.625% 6/15/35	1,000,000	980,200
Pioneer Energy Services 6.125% 3/15/22	440,000	250,800
Plains All American Pipeline 8.75% 5/1/19	10,000	11,714
Regency Energy Partners 5.875% 3/1/22	10,000	10,066
Rose Rock Midstream 144A 5.625% 11/15/23 #@	120,000	99,600
Talisman Energy 5.50% 5/15/42	5,000	4,003
Targa Resources Partners 144A 6.75% 3/15/24 #	425,000	404,813
Transocean
4.30% 10/15/22	115,000	74,175
6.875% 12/15/21	195,000	146,933
Williams Partners 7.25% 2/1/17	20,000	20,942

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Energy (continued)
Woodside Finance 144A 8.75% 3/1/19 #	15,000	$17,378

		8,064,207

Financials – 0.54%
Affiliated Managers Group 3.50% 8/1/25	5,000	4,784
Ally Financial 5.75% 11/20/25	485,000	489,547
Aviation Capital Group
144A 4.875% 10/1/25 #	5,000	5,031
144A 6.75% 4/6/21 #	5,000	5,644
General Electric Capital
2.10% 12/11/19	35,000	35,045
5.55% 5/4/20	5,000	5,712
6.00% 8/7/19	10,000	11,420
James Hardie International Finance 144A 5.875% 2/15/23 #	415,000	429,525

		986,708

Healthcare – 4.19%
Air Medical Merger Sub 144A 6.375% 5/15/23 #	710,000	639,887
Community Health Systems 6.875% 2/1/22	740,000	719,650
DaVita HealthCare Partners
5.00% 5/1/25	505,000	486,063
5.125% 7/15/24	145,000	144,909
HCA
5.375% 2/1/25	715,000	705,169
5.875% 2/15/26	110,000	111,787
HealthSouth
144A 5.75% 11/1/24 #	225,000	218,250
5.75% 11/1/24	195,000	189,150
144A 5.75% 9/15/25 #	205,000	197,313
Hill-Rom Holdings 144A 5.75% 9/1/23 #	395,000	404,381
IASIS Healthcare 8.375% 5/15/19	720,000	680,400
Immucor 11.125% 8/15/19	925,000	934,250
Kinetic Concepts
10.50% 11/1/18	155,000	150,893
12.50% 11/1/19	325,000	315,250
LifePoint Health 5.875% 12/1/23	420,000	423,675
Mallinckrodt International Finance
4.75% 4/15/23	40,000	33,400
144A 5.625% 10/15/23 #	195,000	169,163

(continues)	19

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Healthcare (continued)
MPH Acquisition Holdings 144A 6.625% 4/1/22 #	370,000	$374,625
Tenet Healthcare
6.75% 6/15/23	75,000	70,406
8.125% 4/1/22	675,000	676,266

		7,644,887

Insurance – 0.73%
ACE INA Holdings
3.35% 5/3/26	5,000	4,993
4.35% 11/3/45	5,000	5,014
American International Group 4.125% 2/15/24	5,000	5,214
Berkshire Hathaway Finance 2.90% 10/15/20	35,000	36,364
Highmark
144A 4.75% 5/15/21 #@	5,000	5,116
144A 6.125% 5/15/41 #@	5,000	4,995
HUB International 144A 7.875% 10/1/21 #	435,000	418,687
Liberty Mutual Group 144A 4.95% 5/1/22 #	5,000	5,365
MetLife 6.40% 12/15/36	100,000	110,375
Prudential Financial 5.375% 5/15/45 ●	5,000	5,081
TIAA Asset Management Finance
144A 2.95% 11/1/19 #	5,000	5,045
144A 4.125% 11/1/24 #	10,000	10,108
USI 144A 7.75% 1/15/21 #	420,000	413,175
Voya Financial 5.65% 5/15/53 ●	5,000	5,063
XLIT
4.45% 3/31/25	5,000	4,939
5.50% 3/31/45	10,000	9,472
6.50% 10/29/49 ●	365,000	285,613

		1,334,619

Media – 4.38%
Altice Luxembourg 144A 7.75% 5/15/22 #	230,000	215,625
Altice US Finance 144A 7.75% 7/15/25 #	325,000	312,813
CCO Holdings
144A 5.375% 5/1/25 #	155,000	154,225
144A 5.875% 5/1/27 #	305,000	303,475
CCOH Safari 144A 5.75% 2/15/26 #	365,000	367,737
Clear Channel Worldwide Holdings 7.625% 3/15/20	280,000	272,650

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Media (continued)
Columbus International 144A 7.375% 3/30/21 #	470,000	$497,025
CSC Holdings 5.25% 6/1/24	435,000	369,750
DISH DBS 5.875% 11/15/24	315,000	282,713
Gray Television 7.50% 10/1/20	640,000	666,400
Midcontinent Communications & Midcontinent Finance 144A 6.875% 8/15/23 #	135,000	138,037
Neptune Finco
144A 6.625% 10/15/25 #	200,000	207,750
144A 10.875% 10/15/25 #	200,000	212,000
Numericable-SFR 144A 6.00% 5/15/22 #	260,000	257,400
RCN Telecom Services 144A 8.50% 8/15/20 #	315,000	322,481
Sinclair Television Group 144A 5.625% 8/1/24 #	720,000	706,500
Sirius XM Radio 144A 5.375% 4/15/25 #	470,000	466,475
Tribune Media 144A 5.875% 7/15/22 #	355,000	355,887
Univision Communications 144A 8.50% 5/15/21 #	450,000	469,687
VTR Finance 144A 6.875% 1/15/24 #	630,000	606,879
WideOpenWest Finance
10.25% 7/15/19	630,000	605,587
13.375% 10/15/19 @	190,000	186,675

		7,977,771

Natural Gas – 0.00%
NiSource Finance 6.125% 3/1/22	5,000	5,797

		5,797

Real Estate Investment Trusts – 0.58%
Carey (W.P.) 4.60% 4/1/24	5,000	5,078
CBL & Associates 4.60% 10/15/24	5,000	4,723
Communications Sales & Leasing
144A 6.00% 4/15/23 #	170,000	161,075
8.25% 10/15/23	165,000	147,675
Corporate Office Properties
3.60% 5/15/23	5,000	4,614
5.25% 2/15/24	10,000	10,179

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Real Estate Investment Trusts (continued)
DDR
3.625% 2/1/25	5,000	$4,763
7.50% 4/1/17	5,000	5,360
7.875% 9/1/20	20,000	24,106
Education Realty Operating Partnership 4.60% 12/1/24	5,000	4,951
Equinix 5.875% 1/15/26	230,000	234,025
ESH Hospitality 144A 5.25% 5/1/25 #	225,000	223,313
Hospitality Properties Trust 4.50% 3/15/25	5,000	4,899
Host Hotels & Resorts 4.50% 2/1/26	5,000	5,009
Iron Mountain 144A 6.00% 10/1/20 #	180,000	189,270
Omega Healthcare Investors 144A 4.50% 4/1/27 #	5,000	4,772
Regency Centers 5.875% 6/15/17	15,000	15,883
Ventas Realty 4.125% 1/15/26	5,000	5,005

		1,054,700

Services – 2.08%
AECOM 5.875% 10/15/24	95,000	96,544
Algeco Scotsman Global Finance 144A 8.50% 10/15/18 #	200,000	167,000
Avis Budget Car Rental 144A 5.25% 3/15/25 #	500,000	483,125
BlueLine Rental Finance 144A 7.00% 2/1/19 #	295,000	269,187
Covanta Holding 5.875% 3/1/24	160,000	157,400
GEO Group
5.125% 4/1/23	165,000	155,925
5.875% 10/15/24	275,000	269,844
Mattamy Group 144A 6.50% 11/15/20 #	485,000	474,087
Navios South American Logistics 144A 7.25% 5/1/22 #	375,000	301,406
Pinnacle Entertainment 7.75% 4/1/22	145,000	160,044
Team Health 144A 7.25% 12/15/23 #	325,000	335,563
United Rentals North America
5.50% 7/15/25	130,000	130,487
5.75% 11/15/24	625,000	634,763

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Services (continued)
Vander Intermediate Holding II 144A PIK 9.75% 2/1/19 #T	165,000	$123,750
West 144A 5.375% 7/15/22 #	30,000	27,337

		3,786,462

Technology – 2.03%
Apple 3.45% 2/9/45	5,000	4,306
CDK Global 4.50% 10/15/24	10,000	10,016
CommScope 144A 5.50% 6/15/24 #	415,000	399,956
CommScope Technologies Finance 144A 6.00% 6/15/25 #	240,000	230,400
Emdeon 144A 6.00% 2/15/21 #	350,000	334,687
Entegris 144A 6.00% 4/1/22 #	415,000	424,126
First Data 144A 7.00% 12/1/23 #	1,106,000	1,118,443
Infor US
144A 5.75% 8/15/20 #	140,000	140,700
144A 6.50% 5/15/22 #	425,000	378,250
Micron Technology
144A 5.25% 1/15/24 #	180,000	167,850
144A 5.625% 1/15/26 #	80,000	73,700
Microsoft 4.20% 11/3/35	5,000	5,062
National Semiconductor 6.60% 6/15/17	20,000	21,661
Oracle 4.30% 7/8/34	25,000	25,167
Sensata Technologies UK Financing 144A 6.25% 2/15/26 #	350,000	361,813

		3,696,137

Transportation – 0.37%
Air Canada 2015-1 Class A Pass Through Trust 144A 3.60% 3/15/27 #♦	5,000	4,856
American Airlines 2014-1 Class A Pass Through Trust 3.70% 10/1/26 ♦	4,709	4,721
American Airlines 2015-1 Class A Pass Through Trust 3.375% 5/1/27 ♦	4,899	4,743
Brambles USA 144A 5.35% 4/1/20 #	15,000	16,464
Burlington Northern Santa Fe 4.15% 4/1/45	15,000	13,818
CSX 3.35% 11/1/25	5,000	4,939

(continues)	21

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Transportation (continued)
ERAC USA Finance 144A 5.25% 10/1/20 #	15,000	$16,544
FedEx 4.75% 11/15/45	5,000	4,934
OPE KAG Finance Sub 144A 7.875% 7/31/23 #	330,000	339,487
Penske Truck Leasing 144A 3.30% 4/1/21 #	5,000	4,984
Trinity Industries 4.55% 10/1/24 @	10,000	9,466
United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26 ♦	4,851	4,967
United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26 ♦	5,000	5,069
United Parcel Service 5.125% 4/1/19	10,000	11,121
XPO Logistics 144A 6.50% 6/15/22 #	245,000	226,319

		672,432

Utilities – 1.20%
AES 5.50% 4/15/25	390,000	351,975
AES Gener 144A 8.375% 12/18/73 #@●	200,000	205,750
American Water Capital 3.40% 3/1/25	5,000	5,120
Calpine
5.375% 1/15/23	215,000	201,563
5.50% 2/1/24	205,000	191,419
Dynegy
5.875% 6/1/23	255,000	230,456
7.375% 11/1/22	135,000	130,807
7.625% 11/1/24	420,000	401,100
Enel 144A 8.75% 9/24/73 #●	400,000	461,000

		2,179,190

Total Corporate Bonds (cost $83,303,517)		77,760,754

Municipal Bond – 0.15%

City of Chicago, Illinois (Taxable Build America Bond) Series B 7.75% 1/1/42	265,000	281,647

Total Municipal Bond (cost $260,857)		281,647

	Principal amount°		Value (U.S. $)

Non-Agency Asset-Backed Security – 0.01%

Nissan Auto Receivables Owner Trust Series 2013-C A3 0.67% 8/15/18		16,676	$16,646

Total Non-Agency Asset-Backed Security (cost $16,673)			16,646

Non-Agency Collateralized Mortgage Obligations – 0.06%

Citicorp Mortgage Securities Trust Series 2007-1 2A1 5.50% 1/25/22 @		4,625	4,644
Citicorp Residential Mortgage Trust Series 2006-3 A5 5.948% 11/25/36 f		100,000	99,404

Total Non-Agency Collateralized Mortgage Obligations (cost $91,528)			104,048

Regional Bond – 0.45%Δ

Australia – 0.45%
New South Wales Treasury 4.00% 5/20/26	AUD	1,060,000	822,167

Total Regional Bond (cost $923,764)			822,167

Senior Secured Loans – 2.83%«

Accudyne Industries (Hamilton Sundstrand Industrial) 1st Lien 4.00% 12/13/19		245,000	216,825
Albertson’s Holdings Tranche B4 1st Lien 5.50% 8/25/21		390,000	390,176
Applied Systems 2nd Lien 7.50% 1/23/22		401,719	390,169
Atkore International 2nd Lien 7.75% 10/9/21 @		235,000	205,037
Avaya 1st Lien 4.50% 10/26/17		338,520	292,608
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20		560,000	539,350
CD&R Millennium Holdco (Mauser Holdings) 2nd Lien 8.75% 7/31/22 @		184,000	172,960
Colouroz (Flint Group) 2nd Lien 8.25% 9/7/22 @		375,000	364,219

	Principal amount°	Value (U.S. $)

Senior Secured Loans« (continued)

Drillship Ocean Ventures (Ocean Rig) Tranche B 1st Lien 5.50% 7/25/21	39,843	$23,142
FMG Resources (Fortescue Resources) August 2006 Pty 1st Lien 4.25% 6/30/19	389,427	319,331
Green Energy Partners Tranche B 1st Lien 6.50% 11/13/21	96,000	93,600
iHeartCommunications Tranche D 1st Lien 6.75% 1/30/19	606,000	442,380
KIK Custom Products 1st Lien 6.00% 8/26/22	185,000	183,728
Macdermid (Platform Specialty) Tranche B 1st Lien 5.50% 6/7/20	175,000	170,607
Marina District (Borgata) Tranche B 1st Lien 6.50% 8/15/18	247,239	247,909
Moxie Patriot Tranche B1 1st Lien 6.75% 12/19/20	124,000	117,800
Pabst Blue Ribbon 1st Lien 5.75% 11/13/21	115,000	114,904
Pabst Blue Ribbon 2nd Lien 9.25% 11/13/22	75,000	73,875
Panda Liberty Tranche B 1st Lien 7.50% 8/21/20	116,000	110,200
Penney (J.C.) 1st Lien 6.00% 5/22/18	386,013	383,311
Rite Aid 2nd Lien 5.75% 8/21/20	163,000	164,630
Solenis International (Ashland Water) 2nd Lien 7.75% 7/31/22	150,000	138,422

Total Senior Secured Loans (cost $5,390,764)		5,155,183

Sovereign Bonds – 4.75%Δ

Indonesia – 2.38%
Indonesia Government International Bonds
144A 5.125% 1/15/45 #	1,000,000	919,953
6.625% 2/17/37	1,350,000	1,439,775
144A 6.75% 1/15/44 #	1,800,000	1,982,198

		4,341,926

Mexico – 1.84%
Mexican Bonos 10.00% 12/5/24	MXN 22,720,000	1,742,033

	Principal amount°	Value (U.S. $)

Sovereign BondsΔ (continued)

Mexico (continued)
Mexico Government International Bond 3.60% 1/30/25	1,632,000	$1,616,496

		3,358,529

South Africa – 0.53%
South Africa Government International Bond 5.375% 7/24/44	1,000,000	965,490

		965,490

Total Sovereign Bonds (cost $9,634,463)		8,665,945

U.S. Treasury Obligations – 0.81%

U.S. Treasury Bond 2.875% 8/15/45	125,000	121,963
U.S. Treasury Notes
1.375% 10/31/20	280,000	276,226
1.625% 11/30/20	10,000	9,986
2.00% 8/15/25	1,085,000	1,063,491

Total U.S. Treasury Obligations (cost $1,495,015)		1,471,666

Leveraged Non-Recourse Security – 0.00%

JPMorgan Fixed Income Auction Pass Through Trust Series 2007-B 144A 0.00% 1/15/87 #@♦	500,000	0

Total Leveraged Non-Recourse Security (cost $425,000)		0

	Number of shares

Master Limited Partnership – 0.19%

Ares Management	9,000	126,630
Brookfield Infrastructure Partners	5,400	224,316

Total Master Limited Partnership (cost $311,270)		350,946

Preferred Stock – 0.78%

Ally Financial 144A 7.00% #	400	404,775
Bank of America 6.50% ●	450,000	475,875
Freddie Mac 6.02%	40,000	130,000
GMAC Capital Trust I 8.125% ●	12,000	306,000

(continues)	23

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Number of shares	Value (U.S. $)

Preferred Stock (continued)

Integrys Energy Group 6.00% @●	300	$7,669
National Retail Properties 5.70%	200	5,024
Public Storage 5.20%	200	5,010
Vornado Realty Trust 6.625%	3,700	94,128

Total Preferred Stock (cost $2,313,300)		1,428,481

Rights – 0.05%

Safeway CVR =†	23,200	23,546
Safeway CVR =†	23,200	1,132
Standard Chartered exercise price GBP 4.65 expiration date 12/10/15 †	44,896	61,536

Total Rights (cost $0)		86,214

Warrant – 0.00%

Wheeler Real Estate Investment Trust strike price $5.50, expiration date 4/29/19 @†	12,540	355

Total Warrant (cost $104)		355

	Principal amount°

Short-Term Investments – 2.06%

Discount Notes – 1.25%≠
Federal Home Loan Bank
0.12% 1/4/16	318,820	318,789
0.12% 1/25/16	168,379	168,352
0.14% 2/18/16	276,035	275,920
0.155% 2/3/16	210,516	210,445
0.17% 1/21/16	310,386	310,339
0.18% 2/26/16	210,971	210,874
0.18% 3/7/16	166,944	166,844
0.185% 1/19/16	147,629	147,608
0.19% 3/22/16	181,437	181,313
0.195% 12/2/15	209,093	209,093
0.295% 3/2/16	71,452	71,413

		2,270,990

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Repurchase Agreements – 0.81%
Bank of America Merrill Lynch 0.07%, dated 11/30/15, to be repurchased on 12/1/15, repurchase price $289,255 (collateralized by U.S. government obligations 1.50%–3.375% 5/31/19–5/15/44; market value $295,040)	289,255	$289,255
Bank of Montreal 0.09%, dated 11/30/15, to be repurchased on 12/1/15, repurchase price $482,092 (collateralized by U.S. government obligations 0.125%–4.625% 4/15/16–2/15/40; market value $491,733)	482,091	482,091
BNP Paribas 0.11%, dated 11/30/15, to be repurchased on 12/1/15, repurchase price $710,656 (collateralized by U.S. government obligations 0.00%–3.125% 9/15/17–8/15/44; market value $724,867)	710,654	710,654

		1,482,000

Total Short-Term Investments (cost $3,753,006)		3,752,990

Total Value of Securities – 145.53% (cost $269,097,357)		$265,238,968

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Nov. 30, 2015, the aggregate value of Rule 144A securities was $50,402,641, which represents 27.66% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

@	Illiquid security. At Nov. 30, 2015, the aggregate value of illiquid securities was $13,330,407, which represents 7.31% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
♦

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

❖	Securities have been classified by type of business. Aggregate classification by country of origin has been presented in “Security type / sector and country allocations” on page 8.
T	100% of the income received was in the form of cash.
=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At Nov. 30, 2015, the aggregate value of fair valued securities was $24,678, which represents 0.01% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.
●	Variable rate security. The rate shown is the rate as of Nov. 30, 2015. Interest rates reset periodically.
Δ	Securities have been classified by country of origin.
«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at Nov. 30, 2015.

f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Nov. 30, 2015.

The following foreign currency exchange contracts and swap contract were outstanding at Nov. 30, 2015:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BNYM	EUR	38,589	USD	(40,782)	12/2/15	$(7)
BNYM	SGD	(1,039)	USD	736	12/1/15	(1)

						$(8)

Swap Contract

CDS Contract2

Counterparty	Swap Referenced Obligation	Notional Value		Annual Protection Payments	Termination Date	Unrealized Appreciation (Depreciation)[3]
	Protection Purchased:
ICE	JPMC - iTraxx Europe Crossover Series 24 Version 1	EUR	20,000	5.00%	12/20/20	$(133)

The use of foreign currency exchange contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts and notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as realized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as unrealized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

3Unrealized appreciation (depreciation) does not include periodic interest payments on swap contracts accrued daily in the amount of $(214).

(continues)	25

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

Summary of abbreviations:

ADR – American Depositary Receipt

ARM – Adjustable Rate Mortgage

AUD – Australian Dollar

BNYM – Bank of New York Mellon

CDS – Credit Default Swap

CVA – Dutch Certificate

CVR – Contingent Value Rights

ETN – Exchange-Traded Note

EUR – European Monetary Unit

FDR – Finnish Depositary Receipt

GBP – British Pound Sterling

GNMA – Government National Mortgage Association

ICE – Intercontinental Exchange, Inc.

JPMC – JPMorgan Chase Bank

MXN – Mexican Peso

PIK – Payment-in-kind

REIT – Real Estate Investment Trust

REMIC – Real Estate Mortgage Investment Conduit

S.F. – Single Family

SGD – Singapore Dollar

USD – U.S. Dollar

yr – Year

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities

Delaware Enhanced Global Dividend and Income Fund

November 30, 2015

Assets:
Investments, at value[1]	$261,485,978
Short-term investments, at value[2]	3,752,990
Cash	263,335
Foreign currencies, at value[3]	34,465
Cash collateral due from broker	2,815
Dividend and interest receivable	2,366,146
Receivable for securities sold	811,533
Other assets[4]	105,920

Total assets	268,823,182

Liabilities:
Borrowing under line of credit	84,000,000
Payable for securities purchased	1,855,738
Investment management fees payable	209,363
Other accrued expenses	123,971
Interest expense payable on line of credit	20,137
Other affiliates payable	3,327
Upfront payments received on credit default swap contracts	1,891
Trustees’ fees and expenses payable	1,101
Swap payments payable	209
Unrealized depreciation of credit default swap contracts	114
Variation margin due to broker on centrally cleared credit default swap contracts	19
Unrealized depreciation of foreign currency exchange contracts	8
Bond proceeds payable[4]	353,068

Total liabilities	86,568,946

Total Net Assets	$182,254,236

Net Assets Consist of:
Paid-in capital	$223,785,159
Distributions in excess of net investment income	(1,065,646)
Accumulated net realized loss on investments	(36,592,215)
Net unrealized depreciation of investments	(3,858,389)
Net unrealized depreciation of foreign currencies	(14,318)
Net unrealized depreciation of foreign currency exchange contracts	(8)
Net unrealized depreciation of swap contracts	(347)

Total Net Assets	$182,254,236

Net Asset Value

Common Shares
Net assets	$182,254,236
Shares of beneficial interest outstanding	15,863,616
Net asset value per share	$11.49

[1] Investments, at cost	$265,344,351
[2] Short-term investments, at cost	3,753,006
[3] Foreign currencies, at cost	35,418
[4] See Note 14 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

27

Statement of operations

Delaware Enhanced Global Dividend and Income Fund

Year ended November 30, 2015

Investment Income:
Interest	$8,454,558
Dividends	4,962,016
Securities lending income	32,428
Foreign tax withheld	(287,132)

13,161,870

Expenses:
Management fees	2,708,029
Interest expense	934,869
Reports and statements to shareholders	128,405
Legal fees	98,944
Accounting and administration expenses	91,354
Dividend disbursing and transfer agent fees and expenses	49,919
Audit and tax fees	42,688
Custodian fees	40,994
Trustees’ fees and expenses	9,444
Registration fees	741
Other expenses	76,697

Total operating expenses	4,182,084

Net Investment Income	8,979,786

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments*	3,455,285
Foreign currencies	(1,123,968)
Foreign currency exchange contracts	(55,355)
Futures contracts	(20,513)
Swap contracts	(652)

Net realized gain	2,254,797

Net change in unrealized appreciation (depreciation) of:
Investments	(24,008,569)
Foreign currencies	17,081
Foreign currency exchange contracts	(8)
Futures contracts	8,814
Swap contracts	(347)

Net change in unrealized appreciation (depreciation)	(23,983,029)

Net Realized and Unrealized Loss	(21,728,232)

Net Decrease in Net Assets Resulting from Operations	$(12,748,446)

*Includes $247,148 loss contingencies on General Motors term loan litigation. See Note 14 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Enhanced Global Dividend and Income Fund

	Year ended
	11/30/15	11/30/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$8,979,786	$9,343,764
Net realized gain	2,254,797	9,186,308
Net change in unrealized appreciation (depreciation)	(23,983,029)	(9,401,549)

Net increase (decrease) in net assets resulting from operations	(12,748,446)	9,128,523

Dividends and Distributions to Shareholders from:
Net investment income	(11,617,505)	(14,277,254)
Return of capital	(2,659,749)	—

	(14,277,254)	(14,277,254)

Net Decrease in Net Assets	(27,025,700)	(5,148,731)

Net Assets:
Beginning of year	209,279,936	214,428,667

End of year	$182,254,236	$209,279,936

Distributions in excess of net investment income	$(1,065,646)	$(850,797)

See accompanying notes, which are an integral part of the financial statements.

29

Statement of cash flows

Delaware Enhanced Global Dividend and Income Fund

Year ended November 30, 2015

Net Cash (including Foreign Currency) Provided by (Used for) Operating Activities:
Net decrease in net assets resulting from operations	$(12,748,446)

Adjustments to reconcile net decrease in net assets from operations to cash provided by (used for) operating activities:
Amortization of premium and accretion of discount on investments, net	(217,425)
Purchase of investment securities	(134,089,197)
Purchase of short-term investment securities, net	(4,478,682)
Proceeds from disposition of investment securities	147,035,187
Decrease in securities lending collateral	(14,496,291)
Net realized gain on investments	(3,546,748)
Net realized loss on foreign currencies	1,120,412
Net change in unrealized appreciation (depreciation) of investments	24,008,569
Net change in unrealized appreciation (depreciation) of foreign currencies	(17,081)
Net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	8
Net change in unrealized appreciation (depreciation) of swap contracts	114
Increase in cash collateral due from broker	(2,815)
Increase in receivable for securities sold	(27,556)
Decrease in dividends, interest, and securities lending income receivable	299,066
Increase in other assets receivable	(105,920)
Increase in bond proceeds payable	353,068
Increase in upfront payments payable on credit default swap contracts	1,891
Increase in Swap payments payable	209
Decrease in payable for securities purchased	(240,395)
Decrease in interest expense payable on line of credit	(61,836)
Decrease in investment management fees payable	(22,164)
Increase in variation margin due to broker on centrally cleared credit default swap contracts	19
Decrease in Trustees’ fees and expenses payable	(113)
Decrease in variation margin due to broker on futures contracts	(3,453)
Decrease in other affiliates payable	(4,454)
Decrease in other accrued expenses and liabilities	(22,819)

Total adjustments	15,481,594

Net cash provided by operating activities	2,733,148

Cash Flows Provided by (Used for) Financing Activities:
Decrease in borrowing under line of credit	(3,000,000)
Cash dividends and distributions paid to shareholders	(14,277,254)
Decrease in obligation to return securities lending collateral	14,496,291

Net cash used for financing activities	(2,780,963)

Effect of exchange rates on cash	17,081

Net decrease in cash	(30,734)
Cash at beginning of year*	328,534

Cash at end of year*	$297,800

Cash paid for interest expense on leverage	$996,705

*Includes foreign currencies, at value as shown on the “Statement of assets and liabilities.”

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Enhanced Global Dividend and Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	11/30/15	11/30/14	Year ended 11/30/13	11/30/12	11/30/11
Net asset value, beginning of period	$13.190	$13.520	$12.020	$11.350	$12.320

Income (loss) from investment operations:
Net investment income[1]	0.566	0.589	0.577	0.557	0.587
Net realized and unrealized gain (loss)	(1.366)	(0.019)	1.823	1.261	(0.327)

Total from investment operations	(0.800)	0.570	2.400	1.818	0.260

Less dividends and distributions from:
Net investment income	(0.732)	(0.900)	(0.900)	(0.627)	(0.750)
Return of capital	(0.168)	—	—	(0.521)	(0.480)

Total dividends and distributions	(0.900)	(0.900)	(0.900)	(1.148)	(1.230)

Net asset value, end of period	$11.490	$13.190	$13.520	$12.020	$11.350

Market value, end of period	$9.720	$11.960	$12.250	$11.100	$10.920

Total return based on2:
Net asset value	(5.30% )	4.94%	21.19%	16.85%	1.77%
Market value	(11.65% )	5.02%	18.91%	12.15%	(2.01% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$182,254	$209,280	$214,429	$190,602	$179,414
Ratio of expenses to average net assets[3,4,5]	2.10%	1.88%	1.88%	2.15%	1.98%
Ratio of net investment income to average net assets[6]	4.52%	4.31%	4.47%	4.74%	4.68%
Portfolio turnover	48%	56%	56%	53%	72%

Leverage analysis:
Debt outstanding at end of period at par (000 omitted)	$84,000	$87,000	$65,725	$65,725	$50,725
Asset coverage per $1,000 of debt outstanding at end of period	$3,170	$3,406	$4,263	$3,900	$4,537

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
[3]	The ratio of interest expense to adjusted average net assets (excluding debt outstanding) for the years ended Nov. 30, 2015, 2014, 2013, 2012, and 2011 were 0.33%, 0.27%, 0.27%, 0.42%, and 0.31%, respectively.
[4]	The ratio of expenses before interest expense to adjusted average net assets (excluding debt outstanding) for the years ended Nov. 30, 2015, 2014, 2013, 2012, and 2011 were 1.14%, 1.13%, 1.15%, 1.19%, and 1.28%, respectively.
[5]	The ratio of interest expense to average net assets for the years ended Nov. 30, 2015, 2014, 2013, 2012, and 2011 were 0.47%, 0.37%, 0.36%, 0.56%, and 0.38%, respectively.
[6]	The ratio of net investment income to adjusted average net assets (excluding debt outstanding) for the years ended Nov. 30, 2015, 2014, 2013, 2012, and 2011 were 3.15%, 3.21%, 3.38%, 3.57%, and 3.76%, respectively.

See accompanying notes, which are an integral part of the financial statements.

(continues)	31

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

November 30, 2015

Delaware Enhanced Global Dividend and Income Fund (Fund) is organized as a Delaware statutory trust, and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s shares trade on the New York Stock Exchange (NYSE) under the symbol DEX.

The primary investment objective of the Fund is to seek current income, with a secondary objective of capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment company securities are valued at net asset value (NAV) per share, as reported by the underlying investment company. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Nov. 30, 2012–Nov. 30, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund.

Distributions — The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. For federal income tax purposes, the effect of such capital loss carryovers is to convert (to the extent of such current year gains) what would otherwise be non-taxable returns of capital into distributions taxable as ordinary income. The use of such capital loss carryovers in this circumstance will produce no tax benefit for shareholders, and the capital loss carryovers available to offset future capital gains of the Fund will be reduced. Under the Regulated Investment

Company Modernization Act of 2010 (Act), this tax effect attributable to the Fund’s capital loss carryovers (the conversion of non-taxable returns of capital into distributions taxable as ordinary income) will no longer apply to net capital losses of the Fund arising in Fund tax years beginning after Nov. 30, 2011. The actual determination of the source of the Fund’s distributions can be made only at year end. Shareholders should receive written notification regarding the actual components and tax treatments of all Fund distributions for the calendar year 2015 in early 2016.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Nov. 30, 2015, and matured on the next business day.

Cash and Cash Equivalents — Cash and cash equivalents include deposits held at financial institutions, which are available for the Company’s use with no restrictions, with original maturities of 90 days or less.

To Be Announced Trades (TBA) — The Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included on the “Statement of operations” under “Net realized and unrealized gain on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The Fund is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

(continues)	33

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Nov. 30, 2015.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust, and the investment manager, an annual fee of 0.95%, of the adjusted average daily net assets of the Fund. For purposes of the calculation of investment management fees, adjusted average daily net assets excludes the line of credit liability.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets (excluding the line of credit liability) of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative NAV basis. For the year ended Nov. 30, 2015, the Fund was charged $13,477 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

As provided in the investment management agreement, the Fund bears a portion of the cost of resources shared with DMC, including the cost of internal personnel of DMC and its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Nov. 30, 2015, the Fund was charged $38,427 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC and DIFSC are Officers and/or Trustees of the Fund. These Officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended Nov. 30, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$126,732,671
Purchases of U.S. government securities	7,356,526
Sales other than U.S. government securities	140,062,202
Sales of U.S. government securities	6,972,985

At Nov. 30, 2015, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

Cost of investments	$271,128,146

Aggregate unrealized appreciation of investments	$31,921,475
Aggregate unrealized depreciation of investments	(37,810,653)

Net unrealized depreciation of investments	$(5,889,178)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Nov. 30, 2015:

Securities	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed and Mortgage-Backed Securities	$—	$869,459	$—	$869,459
Corporate Debt	—	104,234,739	—	104,234,739
Foreign Debt	—	9,488,112	—	9,488,112
Municipal Bond	—	281,647	—	281,647
Senior Secured Loans[1]	—	4,927,183	228,000	5,155,183
Common Stock	133,062,005	—	—	133,062,005
Convertible Preferred Stock[1]	4,586,843	352,953	—	4,939,796
Exchange-Traded Note	117,375	—	—	117,375
Master Limited Partnership	350,946	—	—	350,946
Preferred Stock[1]	417,831	1,010,650	—	1,428,481
Rights[1]	61,536	—	24,678	86,214
Warrant	355	—	—	355
U.S. Treasury Obligations	—	1,471,666	—	1,471,666
Short-Term Investments	—	3,752,990	—	3,752,990

Total Value of Securities	$138,596,891	$126,389,399	$252,678	$265,238,968

Foreign Currency Exchange Contracts	$—	$(8)	$—	$(8)
Swap Contract	—	(133)	—	(133)

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total
Senior Secured Loans	—	95.58%	4.42%	100.00%
Convertible Preferred Stock	92.85%	7.15%	—	100.00%
Preferred Stock	29.25%	70.75%	—	100.00%
Rights	71.38%	—	28.62%	100.00%

The securities that have been valued at zero on the “Schedule of investments” are considered to be Level 3 investments in these tables.

During the year ended Nov. 30, 2015, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security

(continues)	35

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

3. Investments (continued)

as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund’s net assets. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Nov. 30, 2015 and 2014 was as follows:

	Year ended
	11/30/15	11/30/14
Ordinary income	$11,617,505	$14,277,254
Return of capital	2,659,749	—

Total	$14,277,254	$14,277,254

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$223,785,159
Capital loss carryforwards	(35,380,271)
Other temporary differences	(247,148)
Net unrealized depreciation of investments, foreign currencies, and derivatives	(5,903,504)

Net assets	$182,254,236

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, CDS contracts, contingent payment debt instruments, partnership income, market discount and premium on debt instruments, troubled debt and passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, redesignation of dividends and distributions, contingent payment debt instruments, CDS contracts, partnership income, REITs, market discount and premium on certain debt instruments and paydowns of asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended Nov. 30, 2015, the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$2,422,870
Accumulated net realized loss	516,799
Paid-in capital	(2,939,669)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $2,712,895 was utilized in 2015. Capital loss carryforwards remaining at Nov. 30, 2015, will expire as follows: $13,132,049 expires in 2016 and $22,248,222 expires in 2017.

On Dec. 22, 2010, the Act was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. At Nov. 30, 2015, there were no capital loss carryforwards incurred that will carried forward under the Act.

6. Capital Stock

Shares obtained under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, Computershare, Inc. (Computershare), in the open market, if the shares of the Fund are trading at a discount to the Fund’s NAV on the dividend payment date. However, the dividend reinvestment plan provides that if the shares of the Fund are trading at a premium to the Fund’s net asset value on the dividend payment date, the Fund will issue shares to shareholders of record at net asset value. During the years ended Nov. 30, 2015 and 2014, the Fund did not issue any shares under the Fund’s dividend reinvestment plan.

7. Line of Credit

For the year ended Nov. 30, 2015, the Fund borrowed a portion of the money available to it pursuant to a $87,000,000 Credit Agreement with The Bank of New York Mellon (BNY Mellon) that was scheduled to expire on June 24, 2015. Effective June 19, 2015, the Fund entered into a new Credit Agreement that is scheduled to terminate on June 17, 2016. The terms of the new Credit Agreement are substantially the same as the terms in the expiring agreement. Depending on market conditions, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At Nov. 30, 2015, the par value of loans outstanding was $84,000,000, at a variable interest rate of 1.03%. During the year ended Nov. 30, 2015, the average daily balance of loans outstanding was $86,219,178, at a weighted average interest rate of approximately 1.06%.

Interest on borrowings is based on a variable short-term rate plus an applicable margin. The commitment fee under the previous Credit Agreement was computed at a rate of 0.10% per annum on the unused balance. The rate on the current Credit Agreement is computed at a rate of 0.10% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended Nov. 30, 2015, the Fund entered into foreign currency exchange contracts to hedge the U.S dollar value of securities it already owns that are denominated in foreign currencies.

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Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

8. Derivatives (continued)

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objectives. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. No futures contracts were outstanding at Nov. 30, 2015.

During the year ended Nov. 30, 2015, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Swap Contracts — The Fund may enter into CDS contracts in the normal course of pursuing its investment objectives. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended Nov. 30, 2015, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for CDS basket trades, as determined by the applicable central counterparty. During the year ended Nov. 30, 2015, the Fund did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended Nov. 30, 2015, the Fund used CDS contracts to hedge against credit events, and to gain exposure to certain securities or markets.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

At Nov. 30, 2015, the Fund posted $2,815 in cash collateral for centrally cleared swap contracts, which is presented as “Cash collateral due from broker” on the “Statement of assets and liabilities.”

Fair values of derivative instruments as of Nov. 30, 2015 were as follows:

		Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Foreign Currency Exchange Contracts	Credit Contracts	Total
Unrealized depreciation of foreign currency exchange contracts	$(8)	$—	$(8)
Variation margin due to broker on credit default swap contracts	—	(19)	(19)
Unrealized depreciation of credit default swap contracts	—	(114)	(114)

Total	$(8)	$(133)	$(141)

The effect of derivative instruments on the “Statement of operations” for the year ended Nov. 30, 2015 was as follows:

	Net Realized Gain (Loss) on:

	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Foreign currency exchange contracts	$(55,355)	$—	$—	$(55,355)
Interest rate contracts	—	(20,513)	—	(20,513)
Credit contracts	—	—	(652)	(652)

Total	$(55,355)	$(20,513)	$(652)	$(76,520)

	Net Change in Unrealized Appreciation (Depreciation) of:

	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Foreign currency exchange contracts	$(8)	$—	$—	$(8)
Interest rate contracts		8,814	—	8,814
Credit contracts		—	(347)	(347)

Total	$(8)	$8,814	$(347)	$8,459

Derivatives generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Nov. 30, 2015:

	Long Derivatives Volume		Short Derivatives Volume
Foreign currency exchange contracts (average cost)	USD	43,631	USD	72,682
Futures contracts (average notional value)		16,117		476,525
Swap contracts (average notional value)*	EUR	12,183		—

*Long represents buying protection and short represents selling protection.

(continues)	39

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance was effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy, or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Nov. 30, 2015, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
BNY Mellon	$—	$(8)	$(8)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
BNY Mellon	$(8)	$—	$—	$—	$—	$(8)

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of America Merrill Lynch	$289,255	$ (289,255)	$—	$ (289,255)	$—
Bank of Montreal	482,091	(482,091)	—	(482,091)	—
BNP Paribas	710,654	(710,654)	—	(710,654)	—

Total	$1,482,000	$(1,482,000)	$—	$(1,482,000)	$—

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent, and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a NAV per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in a Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s NAV per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At Nov. 30, 2015, the Fund had no securities out on loan.

11. Credit and Market Risk

The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s NAV could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the

(continues)	41

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

11. Credit and Market Risk (continued)

other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by S&P and Ba or lower by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater-than-anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Nov. 30, 2015. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating-rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In June 2014, the FASB issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management has determined that this pronouncement has no impact to the Fund’s financial statements.

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share.” The amendments in this update are effective for the Fund for fiscal years beginning after Dec. 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at NAV per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

14. General Motors Term Loan Litigation

The Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. We believe the matter subject to the litigation notice will likely lead to a recovery from the Fund of certain amounts received by the Fund because a U.S. Court of Appeals has ruled that the Fund and similarly situated investors were unsecured creditors rather than secured lenders of G.M. as a result of an erroneous UCC filing made by a third party. The Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon the court ruling the estate is seeking to recover such amounts arguing that, as unsecured creditors, the Fund should not have received payment in full. Based upon currently available information related to the litigation and the Fund’s potential exposure, the Fund recorded a liability of $353,068 and an asset of $105,920 based on the expected recoveries to unsecured creditors as of November 30, 2015 that resulted in a net decrease in the Fund’s NAV to reflect this likely recovery.

15. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Nov. 30, 2015 that would require recognition or disclosure in the Fund’s financial statements.

43

Report of independent

registered public accounting firm

To the Board of Trustees and Shareholders of Delaware Enhanced Global Dividend and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Delaware Enhanced Global Dividend and Income Fund (the “Fund”) at November 30, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of security purchases had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 21, 2016

Other Fund information (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Proxy results

Annual meeting

The Fund held its Annual Meeting of Shareholders on Aug. 19, 2015. At the Annual Meeting, the Fund’s shareholders elected eight Trustees. The results of the voting at the meeting were as follows:

			No Ballot
Nominee	Shares Voted For	Shares Withheld	Received
Thomas L. Bennett	12,943,142.786	329,868.900	2,590,603.994
Ann D. Borowiec	12,959,192.786	313,818.900	2,590,603.994
Joseph W. Chow	12,937,840.786	335,170.900	2,590,603.994
John A. Fry	12,940,059.786	332,951.900	2,590,603.994
Lucinda S. Landreth	12,946,589.786	326,421.900	2,590,603.994
Frances A. Sevilla-Sacasa	12,932,861.786	340,149.900	2,590,603.994
Thomas K. Whitford	12,936,321.786	336,689.900	2,590,603.994
Janet L. Yeomans	12,944,319.786	328,691.900	2,590,603.994

Shawn K. Lytle was named President and Chief Executive Officer of the Fund on Aug. 20, 2015, and appointed a Trustee of the Fund on Sept. 1, 2015.

Fund management

Roger A. Early, CPA, CFA

Managing Director, Head of Fixed Income Investments, Executive Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy

Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. He became head of fixed income investments in February 2015. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Mr. Early has been a co-portfolio manager of the Fund since January 2008.

Liu-Er Chen, CFA

Senior Vice President, Chief Investment Officer — Emerging Markets and Healthcare

Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for Delaware Healthcare Fund, which launched in September 2007. Prior to joining Delaware Investments in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently worked as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He was also the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He received his medical education in China and he has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Mr. Chen has been a co-portfolio manager of the Fund since June 2007.

(continues)	45

Other Fund information (Unaudited)

Fund management (continued)

Edward A. “Ned” Gray, CFA

Senior Vice President, Chief Investment Officer — Global and International Value Equity

Ned Gray manages the Global and International Value Equity strategies and has worked with the investment team for more than 25 years. Prior to joining Delaware Investments in June 2005 in his current position, Gray worked with the team as a portfolio manager at Arborway Capital and Thomas Weisel Partners. At ValueQuest/TA, which he joined in 1987, Gray was a senior investment professional with responsibilities for portfolio management, security analysis, quantitative research, performance analysis, global research, back office/investment information systems integration, trading, and client and consultant relations. Prior to ValueQuest, he was a research analyst at the Center for Competitive Analysis. Gray received his bachelor’s degree in history from Reed College and a master of arts in law and diplomacy, in international economics, business and law from Tufts University’s Fletcher School of Law and Diplomacy.

Mr. Gray has been a co-portfolio manager of the Fund since July 2008.

Babak “Bob” Zenouzi

Senior Vice President, Chief Investment Officer — Real Estate Securities and Income Solutions (RESIS)

Bob Zenouzi is the lead manager for the real estate securities and income solutions (RESIS) group at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined Delaware Investments in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree in finance from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Mr. Zenouzi has been a co-portfolio manager of the Fund since June 2007.

Damon J. Andres, CFA

Vice President, Senior Portfolio Manager

Damon J. Andres, who joined Delaware Investments in 1994 as an analyst, currently serves as a portfolio manager for the firm’s real estate securities and income solutions (RESIS) group. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Mr. Andres has been a co-portfolio manager of the Fund since June 2007.

Wayne A. Anglace, CFA

Vice President, Senior Portfolio Manager

Wayne A. Anglace currently serves as a senior portfolio manager for the firm’s convertible bond strategies. Prior to joining the firm in March 2007 as a research analyst and trader, he spent more than two years as a research analyst at Gartmore Global Investments for its convertible bond strategy. From 2000 to 2004, Anglace worked in private client research at Deutsche Bank Alex. Brown in Baltimore where he focused on equity research, and he started his financial services career with Ashbridge Investment Management in 1999. Prior to moving to the financial industry, Anglace worked as a professional civil engineer. He earned his bachelor’s degree in civil engineering from Villanova University and an MBA with a concentration in finance from Saint Joseph’s University, and he is a member of the CFA Society of Philadelphia.

Mr. Anglace has been a co-portfolio manager of the Fund since March 2010.

Craig C. Dembek, CFA

Senior Vice President, Co-Head of Credit Research, Senior Research Analyst

Craig C. Dembek is co-head of credit research and senior research analyst on the firm’s taxable fixed income team with primary responsibility for banks, brokers, insurance companies, and real estate investment trusts (REITs), as well as oversight for other sectors. He rejoined the firm in March 2007. During his previous time at Delaware Investments, from April 1999 to January 2001, he was a senior investment grade credit analyst. Most recently, he spent four years at Chartwell Investment Partners as a senior fixed income analyst and Turner Investment Partners as a senior fixed income analyst and portfolio manager. Dembek also spent two years at Stein, Roe & Farnham as a senior fixed income analyst. Earlier in his career, he worked for two years as a lead bank analyst at the Federal Reserve Bank of Boston. Dembek earned a bachelor’s degree in finance from Michigan State University and an MBA with a concentration in finance from the University of Vermont.

Mr. Dembek has been a co-portfolio manager of the Fund since December 2012.

Paul A. Matlack, CFA

Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist

Paul A. Matlack is a strategist and senior portfolio manager for the firm’s fixed income team. Matlack rejoined the firm in May 2010. During his previous time at Delaware Investments, from September 1989 to October 2000, he was senior credit analyst, senior portfolio manager, and left the firm as co-head of the high yield group. Most recently, he worked at Chartwell Investment Partners from September 2003 to April 2010 as senior portfolio manager in fixed income, where he managed core, core plus, and high yield strategies. Prior to that, Matlack held senior roles at Turner Investment Partners, PNC Bank, and Mellon Bank. He earned a bachelor’s degree in international relations from the University of Pennsylvania and an MBA with a concentration in finance from George Washington University.

Mr. Matlack has been a co-portfolio manager of the Fund since December 2012.

John P. McCarthy, CFA

Senior Vice President, Co-Head of Credit Research, Senior Research Analyst

John P. McCarthy is co-head of credit research and senior research analyst on the firm’s taxable fixed income team, responsible for steel, metals, and mining. He rejoined Delaware Investments in March 2007 after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Most recently, he was a senior high yield analyst/ trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Mr. McCarthy has been a co-portfolio manager of the Fund since December 2012.

D. Tysen Nutt Jr.

Senior Vice President, Senior Portfolio Manager, Team Leader

D. Tysen Nutt Jr. is senior portfolio manager and team leader for the firm’s Large-Cap Value team. Before joining Delaware Investments in 2004 as senior vice president and senior portfolio manager, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. He departed Merrill Lynch Investment Managers as a managing director. Prior to joining Merrill Lynch Investment Managers in 1994, Nutt was with Van Deventer & Hoch where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Mr. Nutt has been a co-portfolio manager of the Fund since June 2007.

(continues)	47

Other Fund information (Unaudited)

Fund management (continued)

Christopher M. Testa, CFA

Senior Vice President, Senior Portfolio Manager

Christopher M. Testa joined Delaware Investments in January 2014 as a senior portfolio manager in the firm’s corporate credit portfolio management group. He primarily manages high yield assets. Prior to joining the firm, Testa worked as a portfolio manager who focused on high yield credit at S. Goldman Asset Management from 2009 to 2012 and Princeton Advisory Group from 2012 to 2013. Previously, he served as head of U.S. credit at Drake Management, and prior to that he was head of credit research and a high yield portfolio manager at Goldman Sachs Asset Management. Testa has more than 20 years of experience analyzing and investing in high yield and distressed credit. He earned his bachelor’s degree in economics, with a minor in government, from Hamilton College, and an MBA in finance with a concentration in investments from The Wharton School of the University of Pennsylvania.

Mr. Testa has been a co-portfolio manager of the Fund since June 2014.

Distribution information

Shareholders were sent monthly notices from the Fund that set forth estimates, on a book basis, of the source or sources from which monthly distributions were paid. Subsequently, certain of these estimates have been revised in part. Listed below is a written statement of the sources of these monthly distributions on a book basis.

Month	Investment Income per Share	Return of Capital per Share	Long Term Capital Gain/(Loss) per Share	Total Distribution Amount per Share
December 2014	$0.0473	$0.0277	$—	$0.0750
January 2015	0.0314	0.0436	—	0.0750
February 2015	0.0403	0.0347	—	0.0750
March 2015	0.0750	0.0000	—	0.0750
April 2015	0.0354	0.0396	—	0.0750
May 2015	0.0750	0.0000	—	0.0750
June 2015	0.0565	0.0185	—	0.0750
July 2015	0.0403	0.0347	—	0.0750
August 2015	0.0440	0.0310	—	0.0750
September 2015	0.0463	0.0287	—	0.0750
October 2015	0.0288	0.0462	—	0.0750
November 2015	0.0360	0.0390	—	0.0750

Total	$0.5563	$0.3437	$—	$0.9000

Please note that the information in the preceding chart is for book purposes only. Shareholders should be aware that the tax treatment of distributions may differ from their book treatment. For federal income tax purposes, the effect of capital loss carryovers may be to convert (to the extent of such current year gains) what would otherwise be returns of capital into distributions taxable as ordinary income. Under the Regulated Investment Company Modernization Act of 2010 (Act), this tax effect attributable to the Fund’s capital loss carryovers (the conversion of returns of capital into distributions taxable as ordinary income) will no longer apply to net capital losses of the Fund arising in Fund tax years beginning after the date of the enactment. The tax treatment of distributions will be set forth in a Form 1099-DIV.

Dividend reinvestment plan

The Fund offers an automatic dividend reinvestment plan. The following is a restatement of the plan description in the Fund’s prospectus:

Unless the registered owner of the Fund’s common shares elects to receive cash by contacting the Plan Agent (as defined below), all dividends declared for your common shares of the Fund will be automatically reinvested by Computershare, Inc. (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by the Plan Agent, as dividend disbursing agent, by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee), or by ACH if you so elect by contacting the Plan Agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting the Plan Agent, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the next “ex-dividend” date. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

(continues)	49

Other Fund information (Unaudited)

Dividend reinvestment plan (continued)

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Agent are subject to a $15.00 sales fee and a brokerage commission of $.12 per share sold.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at Computershare, Inc., P.O. Box 30170, College Station, TX 77842-3170; telephone: 866 437-0252.

Tax information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2015, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions* (Tax Basis)	(B) Return of Capital Distributions (Tax Basis)	Total Distributions	(C) Qualifying Dividends[1]
81.37%	18.63%	100.00%	17.08%

(A) and (B) is based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions.

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*	For the fiscal year ended Nov. 30, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified dividend income is 49.59%. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

Board consideration of Delaware Enhanced Global Dividend and Income Fund investment management agreement

At a meeting held on Aug. 18–20, 2015 (the “Annual Meeting”), the Board of Directors (collectively referred to here as the “Board”), including a majority of disinterested or independent Directors, approved the renewal of the Investment Advisory Agreement for Delaware Enhanced Global Dividend and Income Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreements with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Directors in May 2015 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Directors reviewed and discussed the Lipper reports with independent legal counsel to the Independent Directors. In addition to the information noted above, the Board also requested and received information regarding DMC’s

50

policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Directors received assistance and advice from and met separately with independent legal counsel to the Independent Directors. They also engaged a consultant to assist them in analyzing portions of the data presented and received. The Independent Directors reviewed and discussed with such consultant two reports prepared by the consultant with respect to such data. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC (“Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment adviser and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the highest performance ranked first, and a fund with the lowest ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended March 31, 2015. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all leveraged closed-end global funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the 1-year period was in the fourth quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 5-year periods was in the third quartile and second quartile, respectively, of its Performance Universe. The Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and meet the Board’s performance objective.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar closed-end funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Board considered fees paid to DMC for non-management services. The Board’s objective is to limit each Fund’s total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Fund’s total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered the Fund’s reorganization in 2013. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

(continues)	51

Other Fund information (Unaudited)

Board consideration of Delaware Enhanced Global Dividend and Income Fund investment management agreement (continued)

Management profitability. The Board considered the level of profits, if any, realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. As a closed-end fund, the Fund does not issue shares on a continuous basis. Fund assets, therefore, increase primarily as a result of the increase in value of the underlying securities in that Fund. Accordingly, the Board determined that the Fund was not likely to experience significant economies of scale due to asset growth and, therefore, a fee schedule with breakpoints to pass the benefit of economies of scale on to shareholders was not likely to provide the intended effect.

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees / Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Interested Trustee
Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015	Shawn K. Lytle has served as President of Delaware Investments[2] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	65	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
Independent Trustees
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005 Chairman since March 2015	Private Investor (March 2004–Present)	65	Director — Bryn Mawr Bank Corp. (BMTC) (2007–2011)

Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	65	None

Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	65	Director and Audit Committee Member – Hercules Technology Growth Capital, Inc. (2004–2014)

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	65	Director — Hershey Trust Company Director, Audit Committee, and Governance Committee Member — Community Health Systems Director — Drexel Morgan & Co.

(continues)	53

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Independent Trustees (continued)

Lucinda S. Landreth	Trustee	Since March 2005	Private Investor	65	None
2005 Market Street			(2004–Present)
Philadelphia, PA 19103
June 1947

Frances A. Sevilla-Sacasa	Trustee	Since September 2011	Chief Executive Officer —	65	Trust Manager and
2005 Market Street			Banco Itaú		Audit Committee
Philadelphia, PA 19103			International		Member — Camden
January 1956			(April 2012–Present)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007-December 2008)

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman	65	Director — HSBC
2005 Market Street			(2010–April 2013)		Finance Corporation
Philadelphia, PA 19103			Chief Administrative		and HSBC North
March 1956			Officer (2008–2010)		America Holdings Inc.
and Executive Vice
			President and Chief		Director — HSBC Bank
Administrative Officer
(2007–2009) —
PNC Financial
Services Group

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer	65	Director, Audit and
2005 Market Street Philadelphia, PA 19103 July 1948			(January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation		Compliance Committee Chair, Investment Committee Member, and Governance Committee Member — Okabena Company Chair — 3M Investment Management Company (2005–2012)

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Officers

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served as Senior Vice President of the Fund(s) and the investment advisor since 2013, General Counsel of the Fund(s) and the investment advisor since 2015, Secretary of the Fund(s) and the investment advisor since 2005.	65	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served as Vice President and Treasurer of the Fund(s) since 2007 and Vice President and Director of Financial Administration of the investment advisor since 2010.	65	None[3]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served as Senior Vice President and Chief Financial Officer of the Fund(s) and the investment advisor since 2006.	65	None[3]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s investment advisor.
[3]	David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor as the registrant.

(continues)	55

About the organization

This annual report is for the information of Delaware Enhanced Global Dividend and Income Fund shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its common stock on the open market at market prices.

Board of Trustees

Shawn K. Lytle

President and Chief Executive Officer

Delaware Investments® Family of Funds

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Investments Family of Funds

Private Investor

Rosemont, PA

Ann D. Borowiec†

Former Chief Executive Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow†

Former Executive Vice President

State Street Corporation

Boston, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth†

Former Chief Investment Officer

Assurant, Inc.

New York, NY

Frances A. Sevilla-Sacasa†

Chief Executive Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and Treasurer

3M Corporation

St. Paul, MN

†Audit committee member

Affiliated officers

David F. Connor

Senior Vice President,

General Counsel, and Secretary

Delaware Investments Family of Funds

Philadelphia, PA

Daniel V. Geatens

Vice President and Treasurer

Delaware Investments Family of Funds

Philadelphia, PA

Richard Salus

Senior Vice President and

Chief Financial Officer

Delaware Investments Family of Funds

Philadelphia, PA

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 866 437-0252; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust Philadelphia, PA

Principal office of the Fund

2005 Market Street

Philadelphia, PA 19103-7094

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Two Commerce Square

Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Registrar and stock transfer agent

Computershare, Inc.

480 Washington Blvd.

Jersey City, NJ 07310

866 437-0252

Website

delawareinvestments.com

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Your reinvestment options

Delaware Enhanced Global Dividend and Income Fund offers an automatic dividend reinvestment program. If you would like to change your reinvestment option, and shares are registered in your name, contact Computershare, Inc. at 866 437-0252. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

If you choose to receive your dividends in cash, you may now elect to receive them by ACH transfer. Contact Computershare at the number above for more information.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Ann D. Borowiec
Joseph W. Chow
Lucinda S. Landreth1
Frances A. Sevilla-Sacasa

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $34,675 for the fiscal year ended November 30, 2015.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $31,960 for the fiscal year ended November 30, 2014.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2015.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $612,000 for the registrant’s fiscal year ended November 30, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2014.

___________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Ms. Landreth qualifies as an audit committee financial expert by virtue of her experience as a financial analyst, her Chartered Financial Analyst (CFA) designation and her service as an audit committee chairperson for a non-profit organization.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended November 30, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,558 for the fiscal year ended November 30, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2015.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,109 for the fiscal year ended November 30, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2014.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2015.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2014.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments® Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $11,111,212 and $5,653,375 for the registrant’s fiscal years ended November 30, 2015 and November 30, 2014, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are Ann D. Borowiec, Joseph W. Chow, Lucinda S. Landreth and Frances A. Sevilla-Sacasa.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has formally delegated to its investment adviser (the “Adviser”) the responsibility for making all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services Inc. (“ISS”) to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies that the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all of the registrant proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

The information in the annual report under “Other Fund information – Fund management” is incorporated by reference into this Item 8.

Other Accounts Managed
The following chart lists certain information about types of other accounts for which each Fund manager is primarily responsible as of November 30, 2015. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of June 30, 2015.

			No. of Accounts with	Total Assets in Accounts
	No. of	Total Assets	Performance-	with Performance-
	Accounts	Managed	Based Fees	Based Fees
Damon J. Andres
Registered Investment	8	$2.2 billion	0	$0
Companies
Other Pooled Investment	1	$59.0 million	0	$0
Vehicles
Other Accounts	8	$590.3 million	0	$0
Wayne A. Anglace
Registered Investment	3	$1.1 billion	0	$0
Companies
Other Pooled Investment	2	$37.4 million	1	$17.2 million
Vehicles
Other Accounts	14	$82.0 million	0	$0
Liu-Er Chen
Registered Investment	8	$3.2 billion	0	$0
Companies
Other Pooled Investment	5	$757.4 million	0	$0
Vehicles
Other Accounts	10	$954.0 million	1	$218.1 million
Craig C. Dembek
Registered Investment	10	$4.1 billion	0	$0
Companies
Other Pooled Investment	1	$17.2 million	1	$17.2 million
Vehicles
Other Accounts	1	Less than $1 million	0	$0
Roger A. Early
Registered Investment	14	$23.2 billion	0	$0
Companies
Other Pooled Investment	8	$696.7 million	0	$0
Vehicles
Other Accounts	47	$6.3 billion	0	$0
Edward Gray
Registered Investment	5	$1.3 billion	0	$0
Companies
Other Pooled Investment	2	$26.0 million	0	$0
Vehicles
Other Accounts	4	$653.5 million	0	$0

Paul A. Matlack
Registered Investment	13	$4.7 billion	0	$0
Companies
Other Pooled Investment	8	$881.8 million	0	$0
Vehicles
Other Accounts	3	$105.4 million	0	$0
John P. McCarthy
Registered Investment	10	$4.1 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	3	Less than $1 million	0	$0
D. Tysen Nutt
Registered Investment	9	$12.4 billion	0	$0
Companies
Other Pooled Investment	6	$1.1 billion	0	$0
Vehicles
Other Accounts	37	$7.5 billion	1	$2.5 billion
Christopher M. Testa
Registered Investment	17	$22.8 billion	0	$0
Companies
Other Pooled Investment	9	$913.4 million	0	$0
Vehicles
Other Accounts	18	$2.0 billion	1	$619.7 million
Babak Zenouzi
Registered Investment
Companies	14	$3.3 billion	0	$0
Other Pooled Investment	2	$76.2 million	1	$17.2 million
Vehicles
Other Accounts	8	$590.3 million	0	$0

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST
Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or the Funds. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple other funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Adviser has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Some of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
Each portfolio’s manager’s compensation consists of the following:

Base Salary – Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus – (Mr. Nutt only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the one-, three-, and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Mr. Andres and Mr. Zenouzi only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the one-, three-, and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighed more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Mr. Gray only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the one-, three-, and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance are weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Mr. Chen only) The portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products the portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the one-, three-, and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance are weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Mr. Anglace, Mr. Dembek, Mr. Early, Mr. Matlack, Mr. McCarthy and Mr. Testa only) An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors (50%) and objective factors (50%). The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Lipper or Morningstar peer group percentile ranking on a one, three-, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance, and Callan Associates databases (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the top 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Portfolio managers participate in retention programs, including the Delaware Investments Incentive Unit Plan, the Delaware Investments Notional Investment Plan, and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Delaware Investments Incentive Unit Plan - Portfolio managers may be awarded incentive unit awards (“Awards”) relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010.

The Plan was adopted in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Delaware Investments Notional Investment Plan – A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of a portfolio of Delaware Investments Family of Funds-managed funds pursuant to the terms of the Delaware Investments Notional Investment Plan. The retained amount will vest in three equal tranches in each of the first, second and third years following the date upon which the investment is made.

Macquarie Group Employee Retained Equity Plan – A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie Group Limited (“Macquarie”) equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in equal tranches two, three, and four years after the date of investment.

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities
As of November 30, 2015, the portfolio managers did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND

/s/ SHAWN LYTLE
By:	Shawn Lytle
Title:	President and Chief Executive Officer
Date:	February 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN LYTLE
By:	Shawn Lytle
Title:	President and Chief Executive Officer
Date:	February 3, 2016

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 3, 2016